Exhibit 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) |__|

Wells Fargo Bank Northwest, National Association
(Exact name of trustee as specified in its charter)

Not applicable (State of incorporation if not a U.S. national bank)	87-0131890 (I.R.S. employer identification no.)

299 South Main Street, 12th Floor
Salt Lake City, UT	84111
(Address of principal executive offices)	(Zip code)

Babcock & Brown Air Limited
(Exact name of obligor as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	98-0536376 (I.R.S. employer identification no.)

West Pier
Dun Laoghaire
County Dublin, Ireland
(Address of principal executive offices)	(Zip code)

Debt Securities
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the Charter of Trustee (Exhibit 1)

2.	A copy of certificate of authority of the Trustee to commence business under the name of The First National Bank of Ogden, of First Security Bank of Utah, N.A., to First Security Bank, N.A., then First Security Bank, N.A., to Wells Fargo Bank Northwest, N.A. (Exhibit 2).

3.	A copy of the authorization of Trustee to exercise corporate trust powers (Exhibit 3)

4.	A copy of the existing by-laws of the Trustee (Exhibit 4).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 5).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority (Exhibit 6).

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, Wells Fargo Bank Northwest, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Salt Lake City and State of Utah, on the 10th day of November, 2009.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
By:	/s/ Scott Rosevear
	Name:	Scott Rosevear
	Title:	Vice President

Exhibit 1

Exhibit 2

Exhibit 3

Exhibit 4

Exhibit 5

Exhibit 6

CERTIFICATE

TREASURY DEPARTMENT)
Office of) ss:
roller of the Currency)

, Thomas G. DeShazo, Deputy Comptroller of the Currency, do hereby y that:

Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, seq., the Comptroller of the Currency charters and exercises regulatory supervisory authority over all national banking associations;

On December 9, 1881, The First National Bank of Ogden, Ogden, Utah, chartered as a National Banking Association under the laws of the ed States and under Charter No. 2597;

The document hereto attached is a true and complete copy of the er Certificate issued to The First National Bank of Ogden, Ogden, the original of which certificate was issued by this Office on er 9, 1881;

October 2, 1922, in connection with a consolidation of The First l Bank of Ogden, Ogden, Utah, and The Utah National Bank of Ogden, gde Utah, the title was charged to "The First & Utah National Bank of gde on January 18, 1923, The First & Utah National Bank of Ogden hang its title to "First Utah National Bank of Ogden"; on January 19, 926, title was changed to "First National Bank of Ogden"; and on ebru 24, 1934, the title was changed to "First Security Bank of Utah, tion Association"; and

Fi Security Bank of Utah, National Association, Ogden, Utah, ntinu o hold a valid certificate to do business as a National nking ociation.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused the seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this fourth day of April, A. D. 1972.

Thomas G. DeShazo

Deputy Comptroller of the Currency

Treasury Department,

Office of Comptroller of the Currency,

Washington, December 9th 1881

Whereas, by satisfactory evidence presented to the undersign[ed] it has been made to appear that "The First National Bank of Ogden" in the ~~the~~ Ogden ~~of~~ City in the County of Weber and ~~State of~~ Territory of Utah has complied with all the provisions of the Revised Statutes of [the] United States, required to be complied with before an association shall [be] authorized to commence the business of Banking.

Now, therefore, I, John Jay Knox, Comptro[ller] of the Currency, do hereby certify that "The First National Ban[k] of Ogden" in the ~~the~~ Ogden ~~of~~ City in the County of Weber, and ~~State of~~ Territory of Utah is authorized to commence the business of Banking, as provided [in] Section Fifty-one hundred and sixty-nine of the Revised Statutes of [the] United States.

In testimony whereof, witness my hand and seal of offi[ce] this 9th day of December, 1881

John Jay Knox

Comptroller of the Currency.

CERTIFICATE

TREASURY DEPARTMENT)
Office of) ss:
ptroller of the Currency)

I, Thomas G. DeShazo, Deputy Comptroller of the Currency, do hereby tify that:

1. Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., the Comptroller of the Currency charters and exercises regulatory and supervisory authority over all national banking associations;

2. On December 31, 1940, First Security Bank of Idaho, Boise, Idaho, was chartered as a National Banking Association under the laws of the United States and under the title of "First Security Bank of Idaho, National Association";

3. The document hereto attached is a true and complete copy of the Charter Certificate issued to First Security Bank of Idaho, National Association, Boise, Idaho, the original of which certificate was issued by this Office on December 31, 1940; and

4. First Security Bank of Idaho, National Association, Boise, Idaho, continues to hold a valid certificate to do business as a National Banking Association.

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused the seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this fourth day of April, A. D. 1972.

Thomas G. DeShazo

Deputy Comptroller of the Currency

No. 14444.

Treasury Department

OFFICE OF COMPTROLLER OF THE CURRENCY

...ATION DIVISION
Form 1698

Washington, D. C., December 31, 1940.

Whereas, satisfactory evidence has been presented to the Comptroller ...the Currency that

First Security Bank of Idaho,

Boise, County of Ada, State of Idaho,

...complied with all the provisions of the Statutes of the United States, required ...e complied with before being authorized to commence the business of Banking ...National Banking Association;

Now, therefore, I, Preston Delano,

...ptroller of the Currency, do hereby certify that the said

First Security Bank of Idaho, having

...plied with the requirements of the Statutes of the United States as aforesaid, is ...orized to commence the business of Banking as a National Banking Association, ...der the title "First Security Bank of Idaho, National Associati...

In testimony whereof, witness my hand and Seal of office this

31st day of December, 1940.

Preston Delano
Comptroller of the Currency

As of May 1, 1973

Col. A	Col. B	Col. C	Col. D
Name of issuer and title of class	Amount outstanding	Amount owned beneficially or held as collateral security for obligations in default by trustee	Percent of class represented by amount given in Col. C

The trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of a person who, to the knowledge of the trustee, owns fifty percent or more of the voting securities of the obligor, in excess of one percent of the outstanding securities of such class.

Item 12. *List of Exhibits.*

List below all exhibits filed as a part of this statement of eligibility and qualification.

Exhibit 1 —A copy of the articles of association of the trustee as now in effect.

Exhibit 2A —A copy of the certificate of authority of the trustee to commence business under the name of The First National Bank of Ogden.

Exhibit 2B —A copy of the certificate of approval of the Comptroller of the Currency approving the consolidation of The First National Bank of Ogden and The Utah National Bank of Ogden under the corporate title of The First & Utah National Bank of Ogden.

Exhibit 2C —A copy of the certificate of approval of the Comptroller of the Currency approving the change of name from The First & Utah National Bank of Ogden to First Utah National Bank of Ogden.

Exhibit 2D —A copy of the certificate of approval of the Comptroller of the Currency approving the change of name from First Utah National Bank of Ogden to First National Bank of Ogden.

Exhibit 2E —A copy of the certificate of approval of the Comptroller of the Currency approving the change of name from First National Bank of Ogden to First Security Bank of Utah, National Association. 2F FSBU to FSB 2G n/a

Exhibit 3 —A copy of a certificate of the Office of the Comptroller of the Currency certifying to the authority of the trustee to exercise corporate trust powers.

Exhibit 4 —A copy of the existing by-laws of the trustee.

Exhibit 5 —Not applicable.

Exhibit 6 —The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7 —A copy of the report of condition of the trustee as of the close of business on March 28, 1973, published pursuant to the requirements of the Comptroller of the Currency.

NOTE

The names of the underwriters of the securities proposed to be offered are not yet known. When the names of these underwriters are known, the answers furnished to Items 2, 5, 7 and 9 of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

Comptroller of the Currency
Administrator of National Banks

Large Bank Licensing, LIC #3-8
Washington, DC 20219

RECEIVED
MAY 04 2001
BRAD D. HARDY

May 1, 2001

Mr. Brad D. Hardy
Executive Vice President
First Security Corporation
Post Office Box 30006
Salt Lake City, Utah 84130

Dear Mr. Hardy:

This is to confirm that the Office of the Comptroller of the Currency (OCC) received your April 20, 2001 letter concerning the title change by First Security Bank, National Association, accompanied by the appropriate amendment to the Bank's articles of association. The OCC has recorded that as of April 21, 2001, the title of First Security Bank, National Association, Ogden, Utah, Charter Nr. 2597, was changed to Wells Fargo Bank Northwest, National Association.

As a result of the Garn-St. Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official records on the use of alternate titles. The retention of the rights to any previously used title is the responsibility of the Bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Sincerely,

Richard T. Erb
Licensing Manager

2001-ML-04-0001

RECEIVED
JUN 24 1996
BRAD D. HARDY

Comptroller of the Currency
Administrator of National Banks

Licensing Unit (Applications)
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5900, FAX (415) 545-5925

June 20, 1996

Board of Directors
First Security Bank of Utah, N.A.
c/o First Security Corporation
Attn: Brad D. Hardy, EVP
Post Office Box 30006
Salt Lake City, Utah 84130

**Re: Merger - First Security Bank of Idaho, N.A., Boise, Idaho into First Security Bank of Utah, N.A., Ogden, Utah, under the title of First Security Bank, N.A., Ogden, Utah.
Control No: 96-WE-02-010**

Dear Members of the Board:

This letter is the **official certification** of the Comptroller of the Currency to merge First Security Bank of Idaho, National Association, Boise, Idaho into First Security Bank of Utah, National Association, Ogden, Utah, **effective as of June 21, 1996. The resulting bank title is First Security Bank, National Association and charter number is 2597.**

This is also the official authorization given to First Security Bank, National Association to operate the branches of the target institution and to operate the main office of the target institution as a branch. Branches of a national bank target are not listed since they are automatically carried over to the resulting bank and retain their current OCC branch numbers.

Please be advised that the Charter Certificate for the merged bank, First Security Bank of Idaho, National Association, **must be returned to the Western District Office** for cancellation.

Very truly yours,

Robert G. Tornborg
Acting Director for Bank Supervision - Compliance and Analysis

CERTIFICATE OF CHANGE OF CORPORATE TITLE



No. 2597.

Treasury Department

OFFICE OF THE COMPTROLLER OF THE CURRENCY

WASHINGTON, D. C., February 24, 1934.

Whereas, by satisfactory evidence presented to me, it appears that under authority of sections 2, 3, and 4, of the Act of Congress approved May 1, 1886, entitled "An Act to enable national banking associations to increase their capital stock and to change their names or location," shareholders owning two-thirds of the stock of the national banking association heretofore known as—

XXXX "First National Bank of Ogden,"

located in Ogden, County of Weber,

State of Utah, have voted to change the name of said association to—

XXXX "First Security Bank of Utah, National Association,"

and have complied with all the provisions of the said Act relative to national banking associations changing their name.

Now, therefore, it is hereby certified, that the name of the said association has been changed to—

XXXX "First Security Bank of Utah, National Association,"

and that such change of name is hereby approved under authority conferred by said Act.

CERTIFICATE OF CHANGE OF CORPORATE TITLE.



No. 2597

TREASURY DEPARTMENT,

OFFICE OF THE COMPTROLLER OF THE CURRENCY,

Washington, D. C., January 18, 1923.

Whereas, *by satisfactory evidence presented to me, it appears that under authority of sections 2, 3, and 4 of the Act of Congress approved May 1, 1886, entitled "An Act to enable national banking associations to increase their capital stock and to change their names or location," shareholders owning two-thirds of the stock of the national banking association heretofore known as—*

"The First and Utah National Bank of Ogden*"*

located in Ogden*, County of* Weber*,*

State of Utah*, have voted to change the name of said association to—*

"~~The~~ "First Utah National Bank of Ogden*"*

and have complied with all the provisions of the said Act relative to national banking associations changing their name,

Now, therefore, it is hereby certified, *that the name of the said association has been changed to—*

"~~The~~ "First Utah National Bank of Ogden*"*

and that such change of name is hereby approved under authority

CERTIFICATE

APPROVING CONSOLIDATION OF NATIONAL BANKS

TREASURY DEPARTMENT

OFFICE OF THE COMPTROLLER OF THE CURRENCY

Washington, D. C., OCTOBER 2, *1922*

Whereas, *by satisfactory evidence presented to the undersigned, it has been made to appear that the directors and shareholders of* THE FIRST NATIONAL BANK OF OGDEN *located in the* CITY *of* OGDEN*, in the County of* WEBER *and State of* UTAH *and the directors and shareholders of* THE UTAH NATIONAL BANK OF OGDEN *located in the* CITY *of* OGDEN *in the County of* WEBER *and State of* UTAH *have complied with all the provisions of an Act of Congress, entitled: "An Act to provide for the consolidation of National Banking Associations," approved November 7, 1918:*

Now, therefore, *I,* T. P. KANE ACTING *Comptroller of the Currency, do hereby certify that* THE FIRST NATIONAL BANK OF OGDEN *and* THE UTAH NATIONAL BANK OF OGDEN *have been consolidated under the charter of* THE FIRST NATIONAL BANK OF OGDEN *and under the corporate title of* "THE FIRST & UTAH NATIONAL BANK OF OGDEN" *with capital stock of* FIVE HUNDRED THOUSAND DOLLARS ($500,000) *and that the said consolidation is approved.*

In testimony whereof, *witness my hand and Seal of Office this* SECOND *day of* OCTOBER*, 1922*

T P Kane

Acting *Comptroller of the Currency.*

Charter No.

Consolidation No. 85

CHARTER NO. 2597.

COMPTROLLER OF THE CURRENCY
Form No. 1994



TREASURY DEPARTMENT

Office of Comptroller of the Currency,

Washington, December 9, 1881.

Whereas, *by satisfactory evidence presented to the undersigned, it has been made to appear that* "The First National Bank of Ogden,"
in Ogden City
in the County of Weber *and* Territory of Utah,
has complied with all the provisions of the Revised *Statutes of the United States, required to be complied with before an association shall be authorized to commence the business of Banking;*

Now therefore *I,* John J. Knox, *Comptroller of the Currency, do hereby certify that* "The First National Bank of Ogden," *in* Ogden City,
in the County of Weber *and* Territory of Utah,
is authorized to commence the business of Banking as provided in Section Fifty one hundred and sixty nine of the Revised Statutes of the United States.

In testimony whereof *witness my hand and Seal of*

L. S. *office this* 9th *day of* December 1881.

A. V. McL... Permanent Bank Tr...

FEDERAL RESERVE BOARD

WASHINGTON

ADDRESS OFFICIAL CORRESPONDENCE TO THE FEDERAL RESERVE BOARD

February 12, 1934

First National Bank of Ogden,
Ogden, Utah.

Dear Sirs:

In addition to the authority heretofore granted to your bank to act as trustee, the Federal Reserve Board approves your application to act, when not in contravention of State or local law, as executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with national banks are permitted to act under the laws of the State of Utah, the exercise of all such rights to be subject to the provisions of the Federal Reserve Act and the regulations of the Federal Reserve Board.

This letter will be your authority to exercise fiduciary powers as set forth above. A formal certificate covering such authorization will be forwarded to you in due course.

The Board feels that, if you are tendered any of the trusts now held by the First Savings Bank, Ogden, Utah, the Thatcher Brothers Banking Company, Logan, Utah, or the First Security Bank, Provo, Utah, you should carefully scrutinize the condition of these trusts and should not accept any of such trusts which, through their assumption

may be detrimental to the interests of your institution. In this connection particular reference is made to those trust accounts and practices which were the subject of criticism by the national bank examiner in his reports of examination of the respective banks as of December 16, 1933, and which should not be permitted in the trust department of your bank.

Very truly yours,

Chester Morrill

Chester Morrill,
Secretary.

WELLS FARGO

Wells Fargo Bank Northwest, N.A.
Corporate Trust Lease Group

MAC U1228-120
299 South Main Street, 12th Floor
Salt Lake City, UT 84111
801 246-5630
801 246-5053 Fax
www.wellsfargocorptrust.com

CERTIFICATE OF ASSISTANT SECRETARY

I, Sara Sweeney, Vice President and a duly elected and qualified Assistant Secretary of the Board of Directors of Wells Fargo Bank Northwest, National Association (the "Association"), hereby certify as follows:

1. The Association is a national banking association duly organized, validly existing and in good standing under the laws of the United States. With respect thereto, the following is noted:

A. Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., the Comptroller of the Currency charters and exercises regulatory and supervisory authority over all national banking associations;

B. On December 9, 1881, The First National Bank of Ogden, Utah, was chartered as a national banking association under the laws of the United States and under Charter No. 2597;

C. On October 2, 1922, in connection with the consolidation of The First National Bank of Ogden, Ogden, Utah, and The Utah National Bank of Ogden, Ogden, Utah, the name was changed to "The First & Utah National Bank of Ogden"; on January 18, 1923, The First & Utah National Bank of Ogden changed its name to "First Utah National Bank of Ogden"; on January 19, 1926, the name was changed to "First National Bank of Ogden"; on February 24, 1934, the name was changed to "First Security Bank of Utah, National Association"; on June 21, 1996, the name was changed to "First Security Bank, National Association";

D. On April 21, 2001, in connection with the acquisition by Wells Fargo & Company of First Security Corporation, the name of the Association was changed to "Wells Fargo Bank Northwest, National Association"; and

E. Wells Fargo Bank Northwest, National Association, Ogden, Utah, continues to hold a valid certificate to do business as a national banking association.

2. The Association's Articles of Association, as amended, are in full force and effect, and a true, correct and complete copy is attached hereto as Exhibit A and incorporated herein by reference. Said Articles were last amended effective April 21, 2001, as required by law on notice at a duly called special meeting of the shareholders of the Association.

3. The Association's By-Laws, as amended, are in full force and effect; and a true, correct and complete copy is attached hereto as Exhibit B and incorporated herein by reference. Said By-Laws, still in full force and effect, were adopted September 17, 1942, by resolution, after proper notice of consideration and adoption of By-Laws was given to each and every shareholder, at a regularly called meeting of the Board of Directors with a quorum present.

4. Pursuant to the authority vested in it by an Act of Congress approved December 23, 1913 and known as the Federal Reserve Act, as amended, the Federal Reserve Board (now the Board of Governors of the Federal Reserve System) has granted to the Association, now known as "Wells Fargo Bank Northwest, National Association" of Ogden, Utah, the right to act, when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with National Banks are permitted to act under the laws of the State of Utah; and under the provisions of applicable law, the authority so granted remains in full force and effect.

5. Pursuant to authority vested by Act of Congress (12 U.S.C. 92a and 12 U.S.C. 481, as amended) the Comptroller of the Currency has issued Regulation 9, as amended, dealing, in part, with the Fiduciary Powers of National Banks, said regulation providing in sub-paragraph 9.7 (a) (1-2):

> (1) The board of directors is responsible for the proper exercise of fiduciary powers by the Bank. All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers, are the responsibility of the board. In discharging this responsibility, the board of directors may assign, by action duly entered in the minutes, the administration of such of the Bank's fiduciary powers as it may consider proper to assign to such director(s), officer(s), employee(s) or committee(s) as it may designate.
>
> (2) No fiduciary account shall be accepted without the prior approval of the board, or of the director(s), officer(s), or committee(s) to whom the board may have designated the performance of that responsibility.

6. An Account Acceptance and General Signature Resolution to Exercise Fiduciary Powers was adopted by the Board of Directors at a meeting held October 27, 2003 at which time a quorum was present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Exhibit C and is incorporated herein by reference.

7. Attached hereto as Exhibit D and incorporated herein by reference, is a listing of facsimile signatures of persons authorized by the Board of Directors (herein "Authorized Signatory or Signatories") on behalf of the Association and Corporate Trust Services to act in exercise of its fiduciary powers.

8. The principal office of Wells Fargo Bank Northwest, National Association, Corporate Trust Services is located at 299 South Main Street, Salt Lake City, Utah 84111 and all records relating to fiduciary accounts are available through such principal office.

9. Each Authorized Signatory (i) is a duly elected or appointed, duly qualified officer or employee of the Association; (ii) holds the office or job title set forth below his or her name on the date hereof; (iii) and the facsimile signature appearing opposite the name of each such officer or employee is a true replica of his or her signature.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Association this day of , 2009.

WELLS FARGO BANK NORTHWEST
CORPORATE
SEAL
NATIONAL ASSOCIATION

Sara Sweeney
Vice President
Assistant Secretary

ARTICLES OF ASSOCIATION OF WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (As Amended)

FIRST. The name and title of this Association shall be Wells Fargo Bank Northwest, National Association; the Association in conjunction with its said legal name may also use Wells Fargo Bank Northwest, N.A.

SECOND. The place where the main banking house or office of this Association shall be located shall be Ogden, County of Weber, State of Utah. Its general business and its operations of discount and deposit shall also be carried on in said city, and the branch or branches established or maintained by it in accordance with the provisions of Section 36 of Title 12, United States Code. The Board of Directors shall the power to change the location of the main office of this Association (i) to any other authorized branch location within the limits of Ogden, Utah, without the approval of the shareholders of this Association and upon notice to the Comptroller of the Currency or, (ii) to any other place within Ogden, Utah, or within thirty (30) miles of Ogden, Utah, with the approval of the shareholders and the Comptroller of the Currency. The Board of Directors shall have the power to change the location of any branch or branches of this Association to any other location, without the approval of the shareholders of this Association but subject to the approval of the Comptroller of the Currency.

THIRD. The Board of Directors of the consolidated association shall consist of not less than five (5) nor more than twenty-five (25) of its shareholders.

FOURTH. There shall be an annual meeting of the shareholders the purpose of which shall be the election of Directors and the transaction of whatever other business may be brought before said meeting. It shall be held at the main office of the Bank or other convenient place as the Board of Directors may designate, on the third Monday of March of each year, but if no election is held on that day, it may be held on any subsequent day according to such lawful rules as may be prescribed by the Board of Directors. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Bank entitled to vote for election of directors. Nominations, other than those made by or on behalf of the existing management of the Bank, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be

disregarded by the Chairman of the meeting, and upon his instructions, the voting inspectors may disregard all votes cast for each such nominee.

FIFTH. The authorized amount of capital stock of this Association shall be One Hundred Million Dollars ($100,000,000.00), divided into 4,000,000 shares of common stock of the par value of Twenty-five Dollars ($25.00) each; provided, however, that said capital stock may be increased or decreased from time to time, in accordance with the provision of the laws of the United States. The shareholders of this Association shall not have any pre-emptive rights to acquire unissued shares of this Association.

SIXTH. (1) The Board of Directors shall appoint one of its members President of this Association. It may also appoint a Chairman of the Board, and one or more Vice Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents, at least one of whom shall also be a member of the Board of Directors, and who shall be authorized, in the absence of the President, to perform all acts and duties pertaining to the office of the President; to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association; to fix the salaries to be paid to such officers or employees and appoint others to take their place.

(2) The Board of Directors shall have the power to define the duties of officers and employees of this Association and to require adequate bonds from them for the faithful performance of their duties; to make all By-Laws that may be lawful for the general regulation of the business of this Association and the management of its affairs, and generally to do and perform all acts that may be lawful for a Board of Directors to do and perform.

(3) Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative or investigative (other than an action by or in the right of the Association) by reason of the fact that he is or was a director, officer, employee or agent of the Association or is or was serving at the request of the Association as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, estate or other enterprise or was acting in furtherance of the Association's business shall be indemnified against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association; provided, however, no indemnification shall be given to a person adjudged guilty of, or liable for, willful misconduct, gross neglect of duty, or criminal acts or where there is a final order assessing civil money penalties or requiring affirmative action by such person in the form of payments to the Association. The termination of any action, suit or proceeding by judgment, order, settlement, or its equivalent, shall not of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Association.

(4) Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Association (such action or suit being known as a "derivative proceeding") to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Association or is or was serving at the request of the Association as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, estate or other enterprise shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association; provided, however, that no indemnification shall be given where there is a final order assessing civil money penalties or requiring affirmative action by such person in the form of payments to the Association; and provided further that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Association, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(5) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in (3) or (4) of this Article or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(6) Any indemnification under (3) or (4) of this Article (unless ordered by a court) shall be made by the Association only as authorized in the specific case upon a reasonable determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in (3) or (4) of this Article. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (c) by the stockholders.

(7) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Association in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in (6) of this Article (i) if the Board of Directors determines, in writing, that (1) the director, officer, employee or agent has a substantial likelihood or prevailing on the merits; (2) in the event the director, officer, employee or agent does not prevail, he or she will have the financial capability or reimburse the Association; and (3) payment of expenses by the Association will not adversely affect its safety and soundness; and (ii) upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Association as authorized in this Article.

(8) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, successors in interest, and administrators of such a person.

SEVENTH. This Association shall have succession from the date of its organization certificate until such time as it be dissolved by the act of its shareholders in accordance with the provisions of the banking laws of the United States, or until its franchise becomes forfeited by reason of violation of law, or until terminated by either a general or a special act of Congress, or until its affairs be placed in the hands of a receiver and finally wound up by him.

EIGHTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten per centum of the stock of this Association, may call a special meeting of shareholders at any time: Provided, however, that unless otherwise provided by law, not less than ten days prior to the date fixed for any such meeting, a notice of the time, place and purpose of the meeting shall be given by first-class mail, postage prepaid, to all shareholders of record of this Association. These Articles of Association may be amended at any regular or special meeting of the Shareholders by the affirmative vote of the shareholders owning at least a majority of the stock of this Association, subject to the provisions of the banking laws of the United States. The notice of any shareholders' meeting, at which an amendment to the Articles of Association of this Association is to be considered shall be given as hereinabove set forth.

BY-LAWS
OF
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

ARTICLE I

Meetings of Shareholders

Section 1.1 Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held at the main office of the Association in Ogden, or such other place as the Board of Directors may designate, at 10:30 a.m., on the fourth Monday of April in each year. If for any cause the annual meeting of shareholders for the election of directors is not held on the date fixed in this by-law, such meeting may be held on some other day, notice thereof having been given in accordance with the requirements of 12 U.S.C. §75, and the meeting conducted according to the provisions of these by-laws.

Section 1.2 Special Meetings. Except as otherwise specifically provided by statute, special meetings of shareholders may be called for any purpose at any time by the Board of Directors, by the President, or by any one or more shareholders owning in the aggregate not less than twenty-five percent of the then outstanding shares, as provided in Article Ninth of the Articles of Association.

Section 1.3 Notice of Meetings. A notice of each annual or special shareholders' meeting, setting forth the time, place, and purpose of the meeting, shall be given, by first-class mail, postage prepaid, to each shareholder of record at least ten days prior to the date on which such meeting is to be held; but any failure to mail such notice of any annual meeting, or any irregularity therein, shall not affect the validity of such annual meeting or of any of the proceedings thereat. Notwithstanding anything in these by-laws to the contrary, a valid shareholders' meeting may be held without notice whenever notice thereof shall be waived in writing by all shareholders, or whenever all shareholders shall be present or represented at the meeting.

Section 1.4 Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, and may transact any business except such as may, under the provisions of law, the Articles of Association, or these by-laws, require the vote of holders of a greater number of shares. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock shall be present. At any such adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally called.

Section 1.5 Proxies and Voting Rights. At each meeting of the shareholders each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such shareholder, which proxy shall be valid for that meeting or any adjournments thereof, shall be dated, and shall be filed with the records of the meeting. No officer or employee of this Association may act as proxy. Each shareholder shall have one vote for each share of stock having voting power which is registered in his name on the books of the Association. Voting for the election of directors and voting upon any other matter which may be brought before any shareholders' meeting may, but need not, be by ballot, unless voting by ballot be requested by a shareholder present at the meeting.

Section 1.6 Proceedings and Record. The Chairman of the Board shall preside at all meetings of the shareholders or, in case of his absence or inability to act, the President or, in case of the absence or inability to act of both of them, any Vice President may preside at any such meeting. The presiding officer shall appoint a person to act as secretary of each shareholders' meeting; provided, however, that the shareholders may appoint some other person to preside at their meetings or to act as secretary thereof. A record of all business transacted shall be made of each shareholders' meeting showing, among other things, the names of the shareholders present and the number of shares of stock held by each, the names of the shareholders represented by proxy and the number of shares held by each, the names of the proxies, the number of shares voted on each motion or resolution and the number of shares voted for each candidate for director. This record shall be entered in the minute book of the Association and shall be subscribed by the secretary of the meeting.

ARTICLE II

Directors

Section 2.1 Board of Directors. The Board of Directors (hereinafter referred to as the "Board") shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Board.

Section 2.2 Number and Qualifications. The Board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number which (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

Each director shall, during the full term of his directorship, be a citizen of the United States, and at least two-thirds of the directors shall have resided in the state in which the main office of the Association is located, or within one hundred miles of the location of the office of the Association, for at least one year immediately preceding their election, and shall be residents of the state in which the main office of the Association is located or within a one-hundred-mile territory of the location of the Association during their continuance in office. Each

director, during the full term of his directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956, as amended.

Section 2.3 Organization Meeting. A meeting of the newly elected Board shall be held at the main office of this Association, without notice, immediately following the adjournment of the annual meeting of the shareholders, or at such other time and at such other place to which said meeting may be adjourned. No business shall be transacted at any such meeting until a majority of the directors elected shall have taken an oath of office as prescribed by law, and no director elected shall participate in the business transacted at any such meeting of the Board until he shall have taken said oath. If at any such meeting there is not a quorum of the directors present who shall have taken the oath of office, the members present may adjourn the meeting from time to time until a quorum is secured. At such meeting of the newly elected Board, if a quorum is present, the directors may elect officers for the ensuing year and transact any and all business which may be brought before them.

Section 2.4 Regular Meetings. The regular meetings of the Board may be held at such time and place as shall from time to time be determined by the Board. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next banking business day.

Section 2.5 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the President, the Cashier or the Secretary, and shall be called at the request of one-third or more of the directors.

Section 2.6 Notice of Meetings. Each member of the Board shall be given not less than one day's notice by telephone, telegram, letter, or in person, stating the time and place of any regular or special meeting; such notice may, but need not, state the purpose of said meeting. Notwithstanding anything in these by-laws to the contrary, a valid directors' meeting may be held without notice whenever notice thereof shall be waived in writing by all of the directors, or whenever all of the directors are present at the meeting.

Section 2.7 Quorum and Voting. A majority of the directors shall constitute a quorum at all directors' meetings. Except where the vote of a greater number of directors is required by the Articles of Association, these by-laws or under provisions of law, the vote of a majority of the directors at a meeting at which a quorum is present shall be sufficient to transact business.

Section 2.8 Proceedings and Record. The Chairman of the Board, if such officer shall have been designated by the Board, shall preside at all meetings thereof, and in his absence or inability to act (or if there shall be no Chairman of the Board) the President, and in his absence or inability to act any other director appointed chairman of the meeting pro tempore, shall preside at meetings of the directors. The Cashier, or Secretary, or any other person appointed by the Board, shall act as secretary of the Board and shall keep accurate minutes of all meetings.

Section 2.9 Electronic Communications. A conference among directors by any means of communication through which the directors may simultaneously hear each other during the

conference constitutes a Board meeting, if the same notice is given of the conference as would be required for a meeting, and if the number of directors participating in the conference would be sufficient to constitute a quorum at a meeting. A director may participate in a regular or special Board meeting by any means of communication through which the director, other directors so participating and all directors physically present at the meeting may simultaneously hear each other during the meeting. Participation in a meeting by any means referred to in this Section 2.9 constitutes presence in person at the meeting.

Section 2.10 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of the Association may be taken without a meeting by written action signed by all of the directors.

Section 2.11 Vacancies. Any vacancy in the Board may be filled by appointment at any regular or special meeting of the Board by the remaining directors in accordance with the laws of the United States, and any director so appointed shall hold his place until the next election.

ARTICLE III

Committees of the Board

Section 3.1 Executive Committee. The Board may appoint annually or more often an Executive Committee consisting of three or more directors. In the event an Executive Committee is appointed, the Executive Committee shall have the power to approve, review, and delegate authority to make loans and otherwise extend credit and to purchase and sell bills, notes, bonds, debentures and other legal investments and to establish and review general loan and investment policies. In addition, when the Board is not in session, the Executive Committee shall have the power to exercise all powers of the Board, except those that cannot legally be delegated by the Board. The Executive Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board at which a quorum is present.

Section 3.2 Trust Committees. The Board shall appoint a Trust Audit Committee which shall make or cause to be made by auditors responsible only to the Board suitable audits of the Trust Department consistent with law and regulation and at such time shall ascertain and report to the Board whether said Department has been administered in accordance with applicable laws and regulations and sound fiduciary principles. Every report to the Board under this section, together with the action taken thereon, shall be noted in the minutes of the Board. The Board shall from time to time appoint such other committees of such membership and with such powers and duties as it is required to appoint under the provisions of Regulation 9 issued by the Comptroller of the Currency relating to the trust powers of national banks, or any amendments thereto, and may appoint such other committees of such membership and with such powers and duties as the Board may provide and as are permitted by said Regulation 9, or any amendments thereto.

Section 3.3 Other Committees. The Board, by a majority vote of the whole Board, may create from its own members or (to the extent permitted by applicable statutes, laws and regulations) from its own members and/or officers or employees of the Association such other

committees as it may from time to time deem necessary, and may designate the name and term of existence and prescribe the duties thereof.

Section 3.4 Proceedings and Record. Each committee appointed by the Board may hold regular meetings at such time or times as may be fixed by the Board or by the committee itself. Special meetings of any committee may be called by the chairman or vice chairman or any two members thereof. The Board may, at the time of the appointment of any committee, designate alternate or advisory members, designate its chairman, vice chairman, and secretary, or any one or more thereof, and the committee itself may appoint such of said officers as have not been so designated by the Board if they deem such appointment necessary or advisable. The secretary may but need not be a member of the committee. The Board may at any time prescribe or change the number of members whose presence is required to constitute a quorum at any or all meetings of a committee. The quorum so prescribed need not be a majority of the members of the committee. If no quorum is prescribed by the Board, the presence of a majority of the members of the committee shall be required to constitute a quorum. Each committee shall keep such records of its meetings and proceedings as may be required by law or applicable regulations and may keep such additional records of its meetings and proceedings as it deems necessary or advisable, and each committee may make such rules of procedure for the conduct of its own meetings and the method of discharge of its duties as it deems advisable. Each committee appointed by the Board may appoint subcommittees composed of its own members or other persons and may rely on information furnished to it by such subcommittees or by statistical or other fact-finding departments or employees of this Association, provided that final action shall be taken in each case by the committee.

ARTICLE IV

Officers and Employees

Section 4.1 Appointment of Officers. The Board shall appoint a President, one or more Vice Presidents and a Cashier or Secretary and may appoint a Chairman of the Board and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of the Association. Only directors shall be eligible for appointment as President or Chairman of the Board. If a director other than the President is appointed Chairman of the Board, the Board shall designate either of these two officers as the chief executive officer of this Association. The chief executive officer, any Executive Vice President, and any other officer authorized by resolution of the Board, acting singly, may appoint other officers below the rank of Executive Vice President, and any Senior Vice President appointed by the Board, acting singly, may appoint other officers below the rank of Senior Vice President, by filing a written notice of such officer appointments with the Cashier, Secretary or an Assistant Secretary appointed by the Board.

Section 4.2 Tenure of Office. Officers shall hold their respective offices for the current year for which they are appointed unless they resign, become disqualified or are removed. Any officer appointed by the Board may be removed at any time by the affirmative vote of a majority of the full Board or in accordance with authority granted by the Board. Any officer appointed by the chief executive officer may be removed at any time by the filing of a written notice of such officer removal by the chief executive officer with the Cashier or Secretary. During the year

between its organization meetings, the Board may appoint additional officers and shall promptly fill any vacancy occurring in any office required to be filled.

Section 4.3 Chief Executive Officer. The chief executive officer shall supervise the carrying out of policies adopted or approved by the Board, shall have general executive powers as well as the specific powers conferred by these by-laws, and shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board.

Section 4.4 Cashier or Secretary. The Cashier or Secretary shall attend to the giving of all notices required by these by-laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Office of Cashier, or imposed by these by-laws; and shall also perform such other duties as may be assigned from time to time by the Board.

Section 4.5 General Authority and Duties. Officers shall have the general powers and duties customarily vested in the office of such officers of a corporation and shall also exercise such powers and perform such duties as may be prescribed by the Articles of Association, by these by-laws, or by the laws or regulations governing the conduct of the business of national banking associations, and shall exercise such other powers and perform such other duties not inconsistent with the Articles of Association, these by-laws or laws or regulations as may be conferred upon or assigned to them by the Board or the chief executive officer.

Section 4.6 Employees and Agents. Subject to the authority of the Board, the chief executive officer, or any other officer of the Association authorized by him, may appoint or dismiss all or any employees and agents and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

Section 4.7 Bonds of Officers and Employees. The officers and employees of this Association shall give bond with security to be approved by the Board in such penal sum as the Board shall require, conditioned for the faithful and honest discharge of their respective duties and for the faithful application and accounting of all monies, funds and other property which may come into their possession or may be entrusted to their care or placed in their hands. In the discretion of the Board in lieu of having individual bonds for each officer and employee, there may be substituted for the bonds provided for herein a blanket bond covering all officers and employees providing coverage in such amounts and containing such conditions and stipulations as shall be approved by the chief executive officer of this Association but subject to the supervision and control of the Board.

ARTICLE V

Stock and Stock Certificates

Section 5.1 Transfers. Shares of stock shall be transferable only on the books of the Association upon surrender of the certificate for cancellation, and a transfer book shall be kept in which all transfers of stock shall be recorded.

Section 5.2 Stock Certificates. Certificates of stock shall be signed by the chief executive officer, the President or a Vice President and the Cashier, Secretary, or any other officer appointed by the Board for that purpose, and shall be sealed with the corporate seal. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed, and shall meet the requirements of 12 U.S.C. §52, as amended.

Section 5.3 Dividends. Transfers of stock shall not be suspended preparatory to the declaration of dividends and, unless an agreement to the contrary shall be expressed in the assignments, dividends shall be paid to the shareholders in whose name the stock shall stand at the time of the declaration of the dividends or on such record date as may be fixed by the Board.

Section 5.4 Lost Certificates. In the event of loss or destruction of a certificate of stock, a new certificate may be issued in its place upon proof of such loss or destruction and upon receipt of an acceptable bond or agreement of indemnity as may be required by the Board.

ARTICLE VI

Corporate Seal

Section 6.1 Form. The corporate seal of the Association shall have inscribed thereon the name of the Association.

Section 6.2 Authority to Impress. The chief executive officer, the President, the Cashier, the Secretary, the Assistant Secretary, or the Assistant Cashier, or other officer designated by the Board, shall have authority to impress or affix the corporate seal to any document requiring such seal, and to attest the same.

ARTICLE VII

Miscellaneous Provisions

Section 7.1 Banking Hours. The days and hours during which this Association shall be open for business shall be fixed from time to time by the Board, the chief executive officer, or the President, consistent with national and state laws governing banking and business transactions.

Section 7.2 Execution of Written Instruments. All instruments, documents, or agreements relating to or affecting the property or business and affairs of this Association, or of this Association when acting in any representative or fiduciary capacity, shall be executed, acknowledged, verified, delivered or accepted in behalf of this Association by the chief executive officer, the President, any Executive Vice President, any person specifically designated by the Board as an "Executive Officer" of this Association, or by such other officer, officers, employees, or designated signers, as the Board may from time to time direct.

Section 7.3 Records. The Articles of Association, these by-laws, and any amendments thereto, and the proceedings of all regular and special meetings of the directors and of the shareholders shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the person appointed to act as secretary of the meeting.

Section 7.4 Fiscal Year. The fiscal year of the Association shall be the calendar year.

Section 7.5 Corporate Governance Procedures. In accordance with 12 C.F.R. Section 7.2000, to the extent not inconsistent with applicable federal banking statutes or regulations or bank safety and soundness, this Association designates and elects to follow the corporate governance procedures of the Delaware General Corporation Law, as amended from time to time.

Section 7.6 Indemnification. The Association may make or agree to make indemnification payments to an institution-affiliated party, as defined at 12 USC 1813(u), for an administrative proceeding or civil action initiated by any federal banking agency, that are reasonable and consistent with the requirements of 12 USC 1828(k) and its implementing regulations.

The Association may indemnify an institution-affiliated party for damages and expenses, including the advancement of expenses and legal fees, in cases involving an administrative proceeding or civil action not initiated by a federal banking agency, in accordance with the provisions set forth in the Association's Articles of Association, which provisions are in accordance with the Delaware General Corporation Law, provided such payments are consistent with safe and sound banking practices.

ARTICLE VIII

By-Laws

Section 8.1 Inspection. A copy of these by-laws, with all amendments thereto, shall at all times be kept in a convenient place at the main office of the Association, and shall be open for inspection to all shareholders during banking hours.

Section 8.2 Amendments. These by-laws may be changed or amended at any regular or special meeting of the Board by a vote of a majority of the full Board or at any regular or special meeting of shareholders by the vote of the holders of a majority of the stock issued and outstanding and entitled to vote thereat.

ACCOUNT ACCEPTANCE AND GENERAL SIGNATURE RESOLUTION

RESOLVED that instruments, documents, or agreements relating to or affecting the property or business and affairs of this Bank, or of this Bank when acting in any representative or fiduciary capacity, may be executed in its name, with or without its corporate seal, by the persons hereinafter designated.

For the purposes of this resolution, "Executive Officer" shall mean any person specifically designated as an Executive Officer of this Bank by resolution of the Board of Directors, and "Signing Officer" shall mean the Chairman of the Board, the President, any Vice President (including any Executive Vice President or any Senior Vice President), the Cashier, the Controller, any Office President, any Managing Officer, any Assistant Vice President, Assistant Cashier, any functional title which includes the word "Officer" (e.g., Corporate Trust Officer, Trust Officer, Assistant Trust Officer), Assistant Secretary, or any other functional title hereinafter designated by the Board of Directors as an officer of the Bank.

1. No fiduciary account shall be accepted in Corporate Trust without prior written approval of two officers, at least one of whom must be at least a Vice President.

2. The Chairman, the President, and any Vice President, acting alone, may execute:

   a. Bonds of indemnity and powers of attorney; and

   b. All instruments of every nature and kind necessary or convenient for the Bank to execute in the performance of its duties as a fiduciary.

3. Any Signing Officer, acting alone, may execute:

   a. Assignments or mortgages, releases or satisfactions of mortgages, certificates of redemption, assignments of sheriff's certificates, trust deeds, and declarations of trust.

   b. Transfers and assignments of stocks, bonds or other securities.

   c. Loan agreements, letters of credit advised without confirmation, participation agreements and certificates of participation.

   d. Security Agreements, financing statements, termination statements, continuation statements and statements of assignment with respect to which the Bank is a secured party, releases of security interests in and liens upon personal property.

   e. Receipts for any money or property paid or delivered to this Bank.

   f. Demands, notices of acceleration, or extensions of the time for payment of any note or other obligation held by this Bank.

   g. Notices of default and of election to sell or cause to be sold the property described in any mortgage or deed of trust held by this Bank, notices to the trustee named in any such deed of trust, and do any other act or sign any other document

provided for by law, or which may be necessary, expedient or proper in order to protect or enforce the rights of this Bank under any such mortgage or deed of trust.

h. Tax Returns and related instruments.

i. Pleadings, petitions, accounts, and other documents to be filed in any court or other proceeding involving this Bank, including verifications thereof.

j. Deeds, leases, assignments and conveyances of any real or personal property held by the Bank in any representative or fiduciary capacity or any interest therein.

k. Trust indentures and other indentures, declarations of trust and trust and agency agreements, acceptances thereof and consents thereto, and any similar documents however denominated; petitions for the appointment or the confirmation of appointment of this Bank in any representative or fiduciary capacity; certificates of assets held in any account of this Bank; certificates of authentication with respect to bonds, notes, debentures, and other obligations issued under corporate mortgages; certificates for securities deposited, interim certificates and other certificates for and on behalf of this Bank as depository or agent; countersignatures of bonds, notes, certificates of stock, voting trust certificates or participation certificates on behalf of this Bank as transfer agent or registrar, certificates of cancellation and cremation of stocks, bonds or other securities; certificates of incumbency of trustee; and resignations of this Bank in any representative or fiduciary capacity.

l. Certifications or records, confirmations, and affidavits.

Any Executive Officer or any Vice President, acting alone, may designate other persons as agents ("Designated Signers") to execute any of the instruments, documents, or agreements listed in the preceding paragraphs of this resolution, but only to the extent said Executive Officer or Vice President has that authority as described in this resolution. Designated Signers will maintain this status until written revocation of such designation or termination of employment with the Bank or any its affiliates.

AUTHORIZED SIGNATORIES

MICHAEL ARSENAULT
Assistant Vice President
Will Sign

KRYSTAL BAGSHAW
Vice President
Will Sign

EDNA BARBER
Vice President
Will Sign

NICHOLE BEERS
Assistant Vice President
Will Sign

DAIN W. BROWN
Vice President
Will Sign

CHRISTOPHER E. CASPER
Assistant Vice President
Will Sign

REBECCA CHAPMAN
Assistant Vice President
Will Sign

JON CROASMUN
Manager, Legal Services
Vice President
Will Sign

JODIE B. CURTIS
Manager, Lease Administration
Vice President
Will Sign

ALAN D. DOTY
Assistant Vice President
Will Sign

JOSHUA ELSMORE
Vice President
Will Sign

BEN FEIL
Trust Officer
Will Sign

MARCUS R. FOULGER
Assistant Vice President
Will Sign

MEGAN C. GIAMALAKIS
Vice President
Will Sign

JANEEN R. HIGGS
Manager, Lease Administration
Vice President
Will Sign

Authorized Signatories

DEANN MADSEN
Vice President
Will Sign

JAYMIE MAINES
Assistant Vice President
Will Sign

G. BRAD MARTIN
Assistant Vice President
Will Sign

FRANK MCDONALD
Vice President
Will Sign

BRANDON MILLS
Vice President
Will Sign

ERIC MORGAN
Vice President
Will Sign

BRENT OLIVER
Assistant Vice President
Will Sign

VAL T. ORTON
Vice President
Will Sign

ROBERT L. REYNOLDS
Vice President
Will Sign

SCOTT ROSEVEAR
Vice President
Will Sign

GLENN J. SHAW
Vice President
Will Sign

NECIA STEVENS
Vice President
Will Sign

SARA SWEENEY
Manager, Accounting
Vice President
Will Sign

DAVID WALL
Assistant Vice President
Will Sign

MICHAEL WATCHKE
Vice President
Will Sign

CHRISTOPHER YOUNG
Assistant Vice President
Will Sign

Authorized Signatories

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 23 2009

By: [signature]

Val T. Orton
Vice President

Board of Governors of the Federal Reserve System
Federal Deposit Insurance Corporation
Office of the Comptroller of the Currency

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Institution Name	**WELLS FARGO BANK, NATIONAL ASSOCIATION**
City	**SIOUX FALLS**
State	**SD**
Zip Code	**57104**
Call Report Quarter End Date	**3/31/2009**
Report Type	**031**
RSSD-ID	**451965**
FDIC Certificate Number	**3511**
OCC Charter Number	**1741**
ABA Routing Number	**121000248**
Last updated on	**4/30/2009**

Bank Demographic Information

Dollar amounts in thousands

1. Reporting date	RCON9999	20090331	1.
2. FDIC certificate number	RSSD9050	3511	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Sioux Falls	4.
5. State abbreviation	RSSD9200	SD	5.
6. Zip code	RSSD9220	57104	6.

(RSSD9017) Wells Fargo Bank, National Association

Contact Information

Dollar amounts in thousands

1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

Dollar amounts in thousands			
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands			
1. Comments?	RCON6979	Yes	1.
2. Bank Management Statement	TEXT6980	Click here for value	2.

(TEXT6980) On Schedule RI-A - Changes in Bank Equity Capital - Line 10, the change in other comprehensive income includes the adoption of FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.

Schedule RI - Income Statement

Dollar amounts in thousands			
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	1,664,000	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	663,000	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	45,000	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	1,024,000	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	556,000	1.a.1.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	687,000	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	0	1.a.1.e.
f. All other loans in domestic offices	RIADB487	78,000	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	0	1.a.2.
3. Total interest and fee income on loans	RIAD4010	4,717,000	1.a.3.
b. Income from lease financing receivables	RIAD4065	106,000	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	6,000	1.c.
d. Interest and dividend income on securities:			1.d.

Dollar amounts in thousands			
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	3,000	1.d.1.
2. Mortgage-backed securities	RIADB489	1,140,000	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	245,000	1.d.3.
e. Interest income from trading assets	RIAD4069	35,000	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	9,000	1.f.
g. Other interest income	RIAD4518	13,000	1.g.
h. Total interest income	RIAD4107	6,274,000	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	5,000	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	211,000	2.a.1.b.1.
2. Time deposits of $100,000 or more	RIADA517	150,000	2.a.1.b.2.
3. Time deposits of less than $100,000	RIADA518	148,000	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	24,000	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	27,000	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	53,000	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	77,000	2.d.
e. Total interest expense	RIAD4073	695,000	2.e.
3. Net interest income	RIAD4074	5,579,000	3.
4. Provision for loan and lease losses	RIAD4230	3,217,000	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	225,000	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	763,000	5.b.
c. Trading revenue	RIADA220	25,000	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	74,000	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	6,000	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	21,000	5.d.4.
5. Income from other insurance activities	RIADC387	1,000	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	814,000	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	310,000	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	-18,000	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	9,000	5.k.
l. Other noninterest income	RIADB497	2,839,000	5.l.
m. Total noninterest income	RIAD4079	5,069,000	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	-241,000	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	3,023,000	7.a.

Dollar amounts in thousands			
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	701,000	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	39,000	7.c.2.
d. Other noninterest expense	RIAD4092	1,509,000	7.d.
e. Total noninterest expense	RIAD4093	5,272,000	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments	RIAD4301	1,918,000	8.
9. Applicable income taxes (on item 8)	RIAD4302	650,000	9.
10. Income (loss) before extraordinary items and other adjustments	RIAD4300	1,268,000	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	1,268,000	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	50,000	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	1,218,000	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	1,000	M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	74,000	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	9,000	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	20,000	M.4.
5. Number of full-time equivalent employees at end of current period	RIAD4150	144625	M.5.
6. Not applicable			M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank's acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments):			M.8.
a. Interest rate exposures	RIAD8757	-10,000	M.8.a.
b. Foreign exchange exposures	RIAD8758	87,000	M.8.b.
c. Equity security and index exposures	RIAD8759	-47,000	M.8.c.
d. Commodity and other exposures	RIAD8760	-2,000	M.8.d.
e. Credit exposures	RIADF186	-3,000	M.8.e.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	8,000	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. Credit losses on derivatives	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	-2,241,000	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	-26,000	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	0	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.

Schedule RI-A - Changes in Bank Equity Capital

Dollar amounts in thousands			
1. Total bank equity capital most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	41,651,000	1.
2. Restatements due to corrections of material accounting errors and changes in accounting principles	RIADB507	0	2.
3. Balance end of previous calendar year as restated	RIADB508	41,651,000	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	1,218,000	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	558,000	7.
8. Cash dividends declared on preferred stock	RIAD4470	0	8.
9. Cash dividends declared on common stock	RIAD4460	600,000	9.
10. Other comprehensive income	RIADB511	2,191,000	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	78,000	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	45,096,000	12.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date		
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	28,000	RIADC892	2,000	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	82,000	RIADC894	0	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	2,000	RIAD3585	5,000	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	616,000	RIAD5412	16,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	32,000	RIADC217	2,000	1c2a
b. Secured by junior liens	RIADC235	168,000	RIADC218	6,000	1c2b
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	0	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	13,000	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	10,000	RIADC898	0	1.e.2.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To U.S. banks and other U.S. depository institutions	RIAD4653	0	RIAD4663	0	2.a.
b. To foreign banks	RIAD4654	0	RIAD4664	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	5,000	RIAD4665	1,000	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	386,000	RIAD4617	22,000	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	0	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date		
a. Credit cards	RIADB514	476,000	RIADB515	28,000	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	430,000	RIADB517	77,000	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	51,000	RIAD4628	3,000	7.
8. Lease financing receivables:					8.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	1,000	RIADF187	1,000	8.a.
b. All other leases	RIADC880	18,000	RIADF188	2,000	8.b.
9. Total	RIAD4635	2,318,000	RIAD4605	165,000	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands			
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	75,000	M.4.

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands			
1. Balance most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	8,273,000	1.
2. Recoveries	RIAD4605	165,000	2.
3. Charge-offs	RIADC079	2,318,000	3.
4. Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.
5. Provision for loan and lease losses	RIAD4230	3,217,000	5.
6. Adjustments	RIADC233	903,000	6.
7. Balance end of current period	RIAD3123	10,240,000	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges.	RIADC389	0	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	112,000	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.

Schedule RI-D - Income from Foreign Offices

Dollar amounts in thousands			
1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provision for loan and lease losses in foreign offices	RIADC901	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.

Dollar amounts in thousands			
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale securities in foreign offices	RIADC906	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Extraordinary items and other adjustments, net of income taxes, in foreign offices	RIADC910	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense	RIADC911	0	10.
11. Internal allocations of income and expense applicable to foreign offices	RIADC912	0	11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices	RIADC914	0	13.

Schedule RI-E - Explanations

Dollar amounts in thousands			
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	1,260,000	1.f.
g. Bank card and credit card interchange fees	RIADF555	489,000	1.g.
h. Disclose component and the dollar amount of that component:			1.h.
1. Describe component	TEXT4461	Click here for value	1.h.1.
2. Amount of component	RIAD4461	454,000	1.h.2.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4462	Charges and fees on loans	1.i.1.
2. Amount of component	RIAD4462	202,000	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4463	Click here for value	1.j.1.
2. Amount of component	RIAD4463	96,000	1.j.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	100,000	2.a.
b. Advertising and marketing expenses	RIAD0497	72,000	2.b.
c. Directors' fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	76,000	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	107,000	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	70,000	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	71,000	2.k.
l. Disclose component and the dollar amount of that component:			2.l.

Dollar amounts in thousands

1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	201,000	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	Contract Services	2.m.1.
2. Amount of component	RIAD4467	147,000	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468	Insurance	2.n.1.
2. Amount of component	RIAD4468	114,000	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469	NR	3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487	NR	3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489	NR	3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526	NR	4.a.1.
2. Amount of component	RIADB526	0	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527	NR	4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Capital Infusion	5.a.1.
2. Amount of component	RIAD4498	78,000	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499	NR	5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521	Click here for value	6.a.1.
2. Amount of component	RIAD4521	903,000	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522	NR	6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations:			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769	NR	7.b.

(TEXT4461) Intercompany Allocations

(TEXT4463) Merchant and Business Service Fees

(TEXT4464) Intercompany Allocations

(TEXT4521) Merger of Wells Fargo Financial Bank

Schedule RC - Balance Sheet

Dollar amounts in thousands			
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCFD0081	12,028,000	1.a.
b. Interest-bearing balances	RCFD0071	10,631,000	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCFD1754	0	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	102,802,000	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	7,380,000	3.a.
b. Securities purchased under agreements to resell	RCFDB989	1,122,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	28,411,000	4.a.
b. Loans and leases, net of unearned income	RCFDB528	332,448,000	4.b.
c. Allowance for loan and lease losses	RCFD3123	10,240,000	4.c.
d. Loans and leases, net of unearned income and allowance	RCFDB529	322,208,000	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	11,401,000	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	4,281,000	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	1,172,000	7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)	RCFD2130	438,000	8.
9. Not applicable			9.
10. Intangible assets:			10.
a. Goodwill	RCFD3163	11,381,000	10.a.
b. Other intangible assets (from Schedule RC-M)	RCFD0426	13,099,000	10.b.
11. Other assets (from Schedule RC-F)	RCFD2160	25,816,000	11.
12. Total assets	RCFD2170	552,170,000	12.
13. Deposits:			13.
a. In domestic offices	RCON2200	316,654,000	13.a.
1. Noninterest-bearing	RCON6631	76,832,000	13.a.1.
2. Interest-bearing	RCON6636	239,822,000	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	55,774,000	13.b.
1. Noninterest-bearing	RCFN6631	1,002,000	13.b.1.
2. Interest-bearing	RCFN6636	54,772,000	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices	RCONB993	32,172,000	14.a.
b. Securities sold under agreements to repurchase	RCFDB995	13,234,000	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	7,432,000	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	46,503,000	16.
17. Not applicable			17.
18. Not applicable			18.

Dollar amounts in thousands			
19. Subordinated notes and debentures	RCFD3200	16,011,000	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	19,122,000	20.
21. Total liabilities	RCFD2948	506,902,000	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	0	23.
24. Common stock	RCFD3230	520,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	29,112,000	25.
26. Not available			26.
a. Retained earnings	RCFD3632	17,471,000	26.a.
b. Accumulated other comprehensive income	RCFDB530	-2,007,000	26.b.
c. Other equity capital components	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	45,096,000	27.a.
b. Noncontrollng (minority) interests in consolidated subsidiaries	RCFD3000	172,000	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	45,268,000	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	552,170,000	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2008	RCFD6724	2	M.1.
2. Bank's fiscal year-end date	RCON8678	1231	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	11,367,000			1.
a. Cash items in process of collection and unposted debits			RCON0020	8,286,000	1.a.
b. Currency and coin			RCON0080	3,078,000	1.b.
2. Balances due from depository institutions in the U.S.			RCON0082	1,090,000	2.
a. U.S. branches and agencies of foreign banks (including their IBFs)	RCFD0083	0			2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S. (including their IBFs)	RCFD0085	1,090,000			2.b.
3. Balances due from banks in foreign countries and foreign central banks			RCON0070	1,314,000	3.
a. Foreign branches of other U.S. banks	RCFD0073	1,234,000			3.a.
b. Other banks in foreign countries and foreign central banks	RCFD0074	111,000			3.b.
4. Balances due from Federal Reserve Banks	RCFD0090	8,857,000	RCON0090	8,857,000	4.
5. Total	RCFD0010	22,659,000	RCON0010	22,625,000	5.

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value	
	RCFD0211	RCFD0213	RCFD1286	RCFD1287	
1. U.S. Treasury securities	0	0	219,000	237,000	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
	RCFD1289	RCFD1290	RCFD1291	RCFD1293	
a. Issued by U.S. Government agencies	0	0	27,000	27,000	2.a.
	RCFD1294	RCFD1295	RCFD1297	RCFD1298	
b. Issued by U.S. Government-sponsored agencies	0	0	24,000	25,000	2.b.
	RCFD8496	RCFD8497	RCFD8498	RCFD8499	
3. Securities issued by states and political subdivisions in the U.S.	0	0	1,502,000	1,463,000	3.
4. Mortgage-backed securities (MBS):					4.
a. Pass-through securities:					4.a.
	RCFD1698	RCFD1699	RCFD1701	RCFD1702	
1. Guaranteed by GNMA	0	0	1,777,000	1,863,000	4.a.1.
	RCFD1703	RCFD1705	RCFD1706	RCFD1707	
2. Issued by FNMA and FHLMC	0	0	64,577,000	67,083,000	4.a.2.
	RCFD1709	RCFD1710	RCFD1711	RCFD1713	
3. Other pass-through securities	0	0	0	0	4.a.3.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
	RCFD1714	RCFD1715	RCFD1716	RCFD1717	
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	11,000	11,000	4.b.1.
	RCFD1718	RCFD1719	RCFD1731	RCFD1732	
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	0	0	4.b.2.
	RCFD1733	RCFD1734	RCFD1735	RCFD1736	
3. All other mortgage-backed securities	0	0	26,040,000	19,676,000	4.b.3.
	RCFDC026	RCFDC988	RCFDC989	RCFDC027	
5. Asset-backed securities (ABS)	0	0	10,072,000	9,662,000	5.
6. Other debt securities:					6.
	RCFD1737	RCFD1738	RCFD1739	RCFD1741	
a. Other domestic debt securities	0	0	2,992,000	2,683,000	6.a.

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value	
	RCFD1742	RCFD1743	RCFD1744	RCFD1746	
b. Foreign debt securities	0	0	39,000	39,000	6.b.
			RCFDA510	RCFDA511	
7. Investments in mutual funds and other equity securities with readily determinable fair values			33,000	33,000	7.
	RCFD1754	RCFD1771	RCFD1772	RCFD1773	
8. Total	0	0	107,313,000	102,802,000	8.

Schedule RC-B - Securities

Dollar amounts in thousands			
1. Pledged securities	RCFD0416	67,041,000	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCFDA549	538,000	M.2.a.1.
2. Over three months through 12 months	RCFDA550	278,000	M.2.a.2.
3. Over one year through three years	RCFDA551	746,000	M.2.a.3.
4. Over three years through five years	RCFDA552	7,709,000	M.2.a.4.
5. Over five years through 15 years	RCFDA553	4,285,000	M.2.a.5.
6. Over 15 years	RCFDA554	742,000	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA555	24,000	M.2.b.1.
2. Over three months through 12 months	RCFDA556	7,000	M.2.b.2.
3. Over one year through three years	RCFDA557	7,000	M.2.b.3.
4. Over three years through five years	RCFDA558	4,000	M.2.b.4.
5. Over five years through 15 years	RCFDA559	37,000	M.2.b.5.
6. Over 15 years	RCFDA560	68,688,000	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCFDA561	439,000	M.2.c.1.
2. Over three years	RCFDA562	19,248,000	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	286,000	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value	
5. Asset-backed securities (ABS):					M.5.
	RCFDB838	RCFDB839	RCFDB840	RCFDB841	
a. Credit card receivables	0	0	885,000	966,000	M.5.a.
	RCFDB842	RCFDB843	RCFDB844	RCFDB845	
b. Home equity lines	0	0	2,000	1,000	M.5.b.
	RCFDB846	RCFDB847	RCFDB848	RCFDB849	
c. Automobile loans	0	0	10,000	11,000	M.5.c.
	RCFDB850	RCFDB851	RCFDB852	RCFDB853	
d. Other consumer loans	0	0	5,000	1,000	M.5.d.
	RCFDB854	RCFDB855	RCFDB856	RCFDB857	
e. Commercial and industrial loans	0	0	321,000	125,000	M.5.e.
	RCFDB858	RCFDB859	RCFDB860	RCFDB861	
f. Other	0	0	8,849,000	8,558,000	M.5.f.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Loans secured by real estate	RCFD1410	203,699,000			1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	3,954,000	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	14,889,000	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	2,623,000	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	69,773,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	54,239,000	1.c.2.a.
b. Secured by junior liens			RCON5368	12,770,000	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	3,875,000	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	16,649,000	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	24,927,000	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S.			RCONB531	1,911,000	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	0			2.a.1.
2. To other commercial banks in the U.S.	RCFDB533	1,911,000			2.a.2.
b. To other depository institutions in the U.S.	RCFDB534	0	RCONB534	0	2.b.
c. To banks in foreign countries			RCONB535	291,000	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	294,000			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	5,562,000	RCON1590	5,562,000	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	78,429,000	RCON1763	78,424,000	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	1,097,000	RCON1764	1,078,000	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	15,684,000	RCONB538	15,684,000	6.a.
b. Other revolving credit plans	RCFDB539	2,938,000	RCONB539	2,938,000	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)	RCFD2011	33,808,000	RCON2011	33,807,000	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	0	RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.	RCFD2107	1,251,000	RCON2107	1,251,000	8.
9. Other loans	RCFD1563	8,725,000			9.
a. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	801,000	9.a.
b. All other loans (exclude consumer loans)			RCON1564	7,924,000	9.b.
10. Lease financing receivables (net of unearned income)			RCON2165	7,461,000	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	601,000			10.a.
b. All other leases	RCFDF163	6,860,000			10.b.
11. Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
12. Total loans and leases, net of unearned income	RCFD2122	360,859,000	RCON2122	360,831,000	12.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands			
1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	1,545,000	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCFD1616	19,000	M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCONA564	21,797,000	M.2.a.1.
2. Over three months through 12 months	RCONA565	4,080,000	M.2.a.2.
3. Over one year through three years	RCONA566	1,633,000	M.2.a.3.
4. Over three years through five years	RCONA567	3,020,000	M.2.a.4.
5. Over five years through 15 years	RCONA568	5,959,000	M.2.a.5.
6. Over 15 years	RCONA569	17,210,000	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA570	207,865,000	M.2.b.1.
2. Over three months through 12 months	RCFDA571	9,510,000	M.2.b.2.
3. Over one year through three years	RCFDA572	33,651,000	M.2.b.3.
4. Over three years through five years	RCFDA573	20,622,000	M.2.b.4.
5. Over five years through 15 years	RCFDA574	24,459,000	M.2.b.5.
6. Over 15 years	RCFDA575	5,755,000	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	84,445,000	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A	RCFD2746	7,297,000	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	10,198,000	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, item 1, column A)	RCFDB837	56,000	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A	RCFDC391	335,000	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):			M.7.
a. Outstanding balance	RCFDC779	13,000	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	3,000	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:			M.8.
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.

Dollar amounts in thousands			
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	1,999,000	M.9.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):					M.10.
a. Loans secured by real estate	RCFDF608	22,784,000			M.10.a.
1. Construction, land development, and other land loans			RCONF578	0	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF579	0	M.10.a.2.
3. Secured by 1-4 family residential properties:					M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF580	128,000	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.10.a.3.b.
1. Secured by first liens			RCONF581	22,654,000	M.10.a.3.b.1.
2. Secured by junior liens			RCONF582	2,000	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF583	0	M.10.a.4.
5. Secured by nonfarm nonresidential properties			RCONF584	0	M.10.a.5.
b. Commercial and industrial loans	RCFDF585	0	RCONF585	0	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.10.c.
1. Credit cards	RCFDF586	0	RCONF586	0	M.10.c.1.
2. Other revolving credit plans	RCFDF587	0	RCONF587	0	M.10.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF588	0	RCONF588	0	M.10.c.3.
d. Other loans	RCFDF589	0	RCONF589	0	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):					M.11.
a. Loans secured by real estate	RCFDF609	22,524,000			M.11.a.
1. Construction, and land development, and other land loans			RCONF590	0	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF591	0	M.11.a.2.
3. Secured by 1-4 family residential properties:					M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF592	127,000	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.11.a.3.b.
1. Secured by first liens			RCONF593	22,395,000	M.11.a.3.b.1.
2. Secured by junior liens			RCONF594	2,000	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF595	0	M.11.a.4.
5. Secured by nonfarm nonresidential properties			RCONF596	0	M.11.a.5.
b. Commercial and industrial loans	RCFDF597	0	RCONF597	0	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.11.c.
1. Credit cards	RCFDF598	0	RCONF598	0	M.11.c.1.
2. Other revolving credit plans	RCFDF599	0	RCONF599	0	M.11.c.2.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF600	0	RCONF600	0	M11c3
d. Other loans	RCFDF601	0	RCONF601	0	M.11.d

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date	(Column B) Gross contractual amounts receivable at acquisition date	(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected	
12. Loans (not subject to the requirements of AICPA Statement of Position 03-3) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:				M.12.
	RCFDG091	RCFDG092	RCFDG093	
a. Loans secured by real estate	0	0	0	M.12.a.
	RCFDG094	RCFDG095	RCFDG096	
b. Commercial and industrial loans	0	0	0	M.12.b.
	RCFDG097	RCFDG098	RCFDG099	
c. Loans to individuals for household, family, and other personal expenditures	0	0	0	M.12.c.
	RCFDG100	RCFDG101	RCFDG102	
d. All other loans and all leases	0	0	0	M.12.d.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands			
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less	RCON6999	NR	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B	RCON5562	NR	2.a.
b. "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B	RCON5563	NR	2.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.
a. With original amounts of $100,000 or less	RCON5564	NR	RCON5565	NR	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	NR	RCON5567	NR	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	NR	RCON5569	NR	3.c.

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	NR	RCON5571	NR	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	NR	RCON5573	NR	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	NR	RCON5575	NR	4.c.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands			
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less	RCON6860	NR	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B	RCON5576	NR	6.a.
b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B	RCON5577	NR	6.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.

Schedule RC-D - Trading Assets and Liabilities

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. U.S. Treasury securities	RCFD3531	167,000	RCON3531	167,000	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	RCON3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD3533	3,000	RCON3533	3,000	3.
4. Mortgage-backed securities (MBS):					4.
a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFD3534	154,000	RCON3534	154,000	4.a.
b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCFD3535	0	RCON3535	0	4.b.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
c. All other mortgage-backed securities	RCFD3536	0	RCON3536	0	4.c.
5. Other debt securities	RCFD3537	109,000	RCON3537	109,000	5.
6. Loans:					6.
a. Loans secured by real estate	RCFDF610	0			6.a.
1. Construction, land development, and other land loans			RCONF604	0	6.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF605	0	6.a.2.
3. Secured by 1-4 family residential properties:					6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF606	0	6a3a
b. Closed-end loans secured by 1-4 family residential properties:					6a3b
1. Secured by first liens			RCONF607	0	6a3b1
2. Secured by junior liens			RCONF611	0	6a3b2
4. Secured by multifamily (5 or more) residential properties			RCONF612	0	6.a.4.
5. Secured by nonfarm nonresidential properties			RCONF613	0	6.a.5.
b. Commercial and industrial loans	RCFDF614	0	RCONF614	0	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.c.
1. Credit cards	RCFDF615	0	RCONF615	0	6.c.1.
2. Other revolving credit plans	RCFDF616	0	RCONF616	0	6.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF617	0	RCONF617	0	6.c.3.
d. Other loans	RCFDF618	0	RCONF618	0	6.d.
7. Not appliable					7.
8. Not applicable					8.
9. Other trading assets	RCFD3541	355,000	RCON3541	355,000	9.
10. Not applicable					10.
11. Derivatives with a positive fair value	RCFD3543	10,613,000	RCON3543	10,613,000	11.
12. Total trading assets	RCFD3545	11,401,000	RCON3545	11,401,000	12.
13. Not available					13.
a. Liability for short positions	RCFD3546	597,000	RCON3546	597,000	13.a.
b. Other trading liabilities	RCFDF624	0	RCONF624	0	13.b.
14. Derivatives with a negative fair value	RCFD3547	6,835,000	RCON3547	6,835,000	14.
15. Total trading liabilities	RCFD3548	7,432,000	RCON3548	7,432,000	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):					M.1.
a. Loans secured by real estate	RCFDF790	0			M.1.a.
1. Construction, land development, and other land loans			RCONF625	0	M1a1
2. Secured by farmland (including farm residential and other improvements)			RCONF626	0	M1a2
3. Secured by 1-4 family residential properties:					M1a3
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF627	0	M1a3a
b. Closed-end loans secured by 1-4 family residential properties:					M1a3b
1. Secured by first liens			RCONF628	0	M1a3b1
2. Secured by junior liens			RCONF629	0	M1a3b2
4. Secured by multifamily (5 or more) residential properties			RCONF630	0	M1a4
5. Secured by nonfarm nonresidential properties			RCONF631	0	M1a5
b. Commercial and industrial loans	RCFDF632	0	RCONF632	0	M.1.b.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.1.c.
1. Credit cards	RCFDF633	0	RCONF633	0	M.1.c.1.
2. Other revolving credit plans	RCFDF634	0	RCONF634	0	M.1.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCFDF635	0	RCONF635	0	M.1.c.3.
d. Other loans	RCFDF636	0	RCONF636	0	M.1.d.
2. Not applicable					M.2.
3. Loans measured at fair value that are past due 90 days or more:					M.3.
a. Fair value	RCFDF639	0	RCONF639	0	M.3.a.
b. Unpaid principal balance	RCFDF640	0	RCONF640	0	M.3.b.

Schedule RC-D - Trading Assets and Liabilities

Dollar amounts in thousands			
4. Asset-backed securities:			M.4.
a. Residential mortgage-backed securities	RCFDF641	154,000	M.4.a.
b. Commercial mortgage-backed securities	RCFDF642	0	M.4.b.
c. Credit card receivables	RCFDF643	0	M.4.c.
d. Home equity lines	RCFDF644	0	M.4.d.
e. Automobile loans	RCFDF645	0	M.4.e.
f. Other consumer loans	RCFDF646	0	M.4.f.
g. Commercial and industrial loans	RCFDF647	0	M.4.g.
h. Other	RCFDF648	0	M.4.h.
5. Collateralized debt obligations:			M.5.
a. Synthetic	RCFDF649	0	M.5.a.
b. Other	RCFDF650	0	M.5.b.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCFDF651	0	M.6.
7. Equity securities:			M.7.
a. Readily determinable fair values	RCFDF652	0	M.7.a.
b. Other	RCFDF653	2,000	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	Click here for value	M.9.a.1.
2. Amount of component	RCFDF655	261,000	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656	NR	M.9.b.1.
2. Amount of component	RCFDF656	0	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657	NR	M.9.c.1.
2. Amount of component	RCFDF657	0	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	NR	M.10.a.1.
2. Amount of component	RCFDF658	0	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659	NR	M.10.b.1.

Dollar amounts in thousands			
2. Amount of component	RCFDF659	0	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660	NR	M.10.c.1.
2. Amount of component	RCFDF660	0	M.10.c.2.

(TEXTF655) Interest only investments

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)	(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)	(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)	
Deposits of:				
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549 21,139,000		RCONB550 283,390,000	1.
2. U.S. Government	RCON2202 20,000		RCON2520 72,000	2.
3. States and political subdivisions in the U.S.	RCON2203 678,000		RCON2530 8,188,000	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551 2,300,000		RCONB552 403,000	4.
5. Banks in foreign countries	RCON2213 144,000		RCON2236 0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216 6,000		RCON2377 314,000	6.
7. Total	RCON2215 24,287,000	RCON2210 18,787,000	RCON2385 292,367,000	7.

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands			
1. Selected components of total deposits:			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	4,511,000	M.1.a.
b. Total brokered deposits	RCON2365	5,061,000	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits issued in denominations of less than $100,000	RCON2343	5,058,000	M.1.c.1.
2. Brokered deposits issued in denominations of $100,000 and certain brokered retirement deposit accounts	RCON2344	3,000	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	1,911,000	M.1.d.1.
2. Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONA244	0	M.1.d.2.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)	RCON5590	NR	M.1.e.

Dollar amounts in thousands			
2. Components of total nontransaction accounts:			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	150,689,000	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	94,061,000	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	29,928,000	M.2.b.
c. Total time deposits of $100,000 or more	RCON2604	17,689,000	M.2.c.
1. Individual Retirement Accounts (IRAs) and Keogh Plan accounts included in Memorandum item 2.c, "Total time deposits of $100,000 or more," above	RCONF233	623,000	M.2.c.1.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	12,213,000	M.3.a.1.
2. Over three months through 12 months	RCONA580	10,658,000	M.3.a.2.
3. Over one year through three years	RCONA581	4,947,000	M.3.a.3.
4. Over three years	RCONA582	2,110,000	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	22,871,000	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	9,100,000	M.4.a.1.
2. Over three months through 12 months	RCONA585	6,246,000	M.4.a.2.
3. Over one year through three years	RCONA586	1,678,000	M.4.a.3.
4. Over three years	RCONA587	665,000	M.4.a.4.
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONA242	15,346,000	M.4.b.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs

Dollar amounts in thousands			
Deposits of:			
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	27,655,000	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	17,506,000	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	6,350,000	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	3,959,000	4.
5. U.S. Government and states and political subdivisions in the U.S.	RCFNB555	304,000	5.
6. Total	RCFN2200	55,774,000	6.
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 6 above)	RCFNA245	16,755,000	M.1.

Schedule RC-F - Other Assets

Dollar amounts in thousands			
1. Accrued interest receivable	RCFDB556	2,177,000	1.
2. Net deferred tax assets	RCFD2148	0	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCFDA519	0	3.a.
b. Other financial assets	RCFDA520	7,000	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCFD1752	1,226,000	4.

Dollar amounts in thousands			
5. Life insurance assets	RCFDC009	5,682,000	5.
6. All other assets	RCFD2168	16,724,000	6.
a. Prepaid expenses	RCFD2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCFDC436	0	6.d.
e. Disclose component and the dollar amount of that component:			6.e.
1. Describe component	TEXT3549	Accounts Receivable	6.e.1.
2. Amount of component	RCFD3549	7,074,000	6.e.2.
f. Disclose component and the dollar amount of that component:			6.f.
1. Describe component	TEXT3550	NR	6.f.1.
2. Amount of component	RCFD3550	0	6.f.2.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3551	NR	6.g.1.
2. Amount of component	RCFD3551	0	6.g.2.
7. Total	RCFD2160	25,816,000	7.

Schedule RC-G - Other Liabilities

Dollar amounts in thousands			
1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices	RCON3645	118,000	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	4,772,000	1.b.
2. Net deferred tax liabilities	RCFD3049	4,500,000	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCFDB557	151,000	3.
4. All other liabilities	RCFD2938	9,581,000	4.
a. Accounts payable	RCFD3066	6,159,000	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	NR	4.e.1.
2. Amount of component	RCFD3552	0	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553	NR	4.f.1.
2. Amount of component	RCFD3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554	NR	4.g.1.
2. Amount of component	RCFD3554	0	4.g.2.
5. Total	RCFD2930	19,122,000	5.

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

Dollar amounts in thousands			
1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	1,122,000	3.
4. Securities sold under agreements to repurchase	RCONB995	13,234,000	4.
5. Other borrowed money	RCON3190	46,503,000	5.
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.

Dollar amounts in thousands			
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	55,732,000	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	552,096,000	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	451,096,000	9.
10. U.S. Treasury securities	RCON1039	219,000	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON1041	51,000	11.
12. Securities issued by states and political subdivisions in the U.S.	RCON1042	1,502,000	12.
13. Mortgage-backed securities (MBS):			13.
a. Pass-through securities:			13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1043	66,354,000	13.a.1.
2. Other pass-through securities	RCON1044	0	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):			13.b.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1209	11,000	13.b.1.
2. All other mortgage-backed securities	RCON1280	26,040,000	13.b.2.
14. Other domestic debt securities (include domestic asset-backed securities)	RCON1281	13,064,000	14.
15. Foreign debt securities (include foreign asset-backed securities)	RCON1282	39,000	15.
16. Investments in mutual funds and other equity securities with readily determinable fair values	RCONA510	33,000	16.
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale securities	RCON1374	107,313,000	17.
18. Equity securities that do not have readily determinable fair values	RCON1752	1,226,000	18.

Schedule RC-I - Assets and Liabilities of IBFs

Dollar amounts in thousands			
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	0	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	5,703,000	2.

Schedule RC-K - Quarterly Averages

Dollar amounts in thousands			
1. Interest-bearing balances due from depository institutions	RCFD3381	6,863,000	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCFDB558	267,000	2.
3. Mortgage-backed securities	RCFDB559	77,665,000	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCFDB560	14,684,000	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	12,639,000	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	358,575,000	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	131,439,000	6.a.2.a.
b. All other loans secured by real estate	RCON3466	66,670,000	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	5,385,000	6.a.3.
4. Commercial and industrial loans	RCON3387	80,743,000	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	16,046,000	6.a.5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	37,698,000	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	29,000	6.b.
7. Trading assets	RCFD3401	13,735,000	7.

Dollar amounts in thousands			
8. Lease financing receivables (net of unearned income)	RCFD3484	7,503,000	8.
9. Total assets	RCFD3368	545,742,000	9.
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	6,030,000	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	239,997,000	11.a.
b. Time deposits of $100,000 or more	RCONA514	17,365,000	11.b.
c. Time deposits of less than $100,000	RCONA529	30,131,000	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	47,292,000	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	54,769,000	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	42,667,000	14.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands			
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	RCFD3814	48,126,000	1.a.
b. Credit card lines	RCFD3815	38,810,000	1.b.
c. Commercial real estate, construction, and land development:			1.c.
1. Commitments to fund commercial real estate, construction, and land development loans secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	1,720,000	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	7,111,000	1.c.1.b.
2. Commitments to fund commercial real estate, construction, and land development loans not secured by real estate	RCFD6550	5,389,000	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments	RCFD3818	84,143,000	1.e.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	11,374,000	2.
a. Amount of financial standby letters of credit conveyed to others	RCFD3820	2,005,000	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	6,386,000	3.
a. Amount of performance standby letters of credit conveyed to others	RCFD3822	311,000	3.a.
4. Commercial and similar letters of credit	RCFD3411	286,000	4.
5. Not applicable			5.
6. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	319,000	6.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Guarantor		(Column B) Beneficiary		
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	465,000	RCFDC969	1,167,000	7.a.1.
2. Total return swaps	RCFDC970	0	RCFDC971	0	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	6,000	RCFDC221	194,000	7.b.1.
2. Gross negative fair value	RCFDC220	80,000	RCFDC222	6,000	7.b.2.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands			
8. Spot foreign exchange contracts	RCFD8765	11,018,000	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD3430	0	9.
a. Securities borrowed	RCFD3432	0	9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank's behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555	NR	9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556	NR	9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557	NR	9.f.1.
2. Amount of component	RCFD3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592	NR	10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593	NR	10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594	NR	10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595	NR	10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	22,536,000	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts	
12. Gross amounts (e.g., notional amounts):					12.
a. Futures contracts	RCFD8693 182,918,000	RCFD8694 0	RCFD8695 0	RCFD8696 0	12.a.
b. Forward contracts	RCFD8697 854,719,000	RCFD8698 30,302,000	RCFD8699 0	RCFD8700 0	12.b.
c. Exchange-traded option contracts:					12.c.
1. Written options	RCFD8701 1,584,000	RCFD8702 0	RCFD8703 0	RCFD8704 0	12.c.1.
2. Purchased options	RCFD8705 0	RCFD8706 0	RCFD8707 0	RCFD8708 0	12.c.2.
d. Over-the-counter option contracts:					12.d.
1. Written options	RCFD8709 105,894,000	RCFD8710 4,668,000	RCFD8711 12,023,000	RCFD8712 4,763,000	12.d.1.
2. Purchased options	RCFD8713 26,856,000	RCFD8714 4,715,000	RCFD8715 12,023,000	RCFD8716 4,897,000	12.d.2.
e. Swaps	RCFD3450 590,001,000	RCFD3826 22,314,000	RCFD8719 88,000	RCFD8720 10,484,000	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCFDA126 757,801,000	RCFDA127 61,388,000	RCFD8723 18,187,000	RCFD8724 19,509,000	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725 1,004,171,000	RCFD8726 611,000	RCFD8727 5,947,000	RCFD8728 635,000	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCFDA589 111,986,000				14.a.
15. Gross fair values of derivative contracts:					15.
a. Contracts held for trading:					15.a.
1. Gross positive fair value	RCFD8733 17,159,000	RCFD8734 2,652,000	RCFD8735 469,000	RCFD8736 1,847,000	15.a.1.
2. Gross negative fair value	RCFD8737 16,422,000	RCFD8738 2,547,000	RCFD8739 373,000	RCFD8740 1,818,000	15.a.2.

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts	
b. Contracts held for purposes other than trading:					15.b.
	RCFD8741	RCFD8742	RCFD8743	RCFD8744	
1. Gross positive fair value	12,976,000	0	0	0	15.b.1.
	RCFD8745	RCFD8746	RCFD8747	RCFD8748	
2. Gross negative fair value	9,475,000	10,000	90,000	33,000	15.b.2.

Schedule RC-M - Memoranda

Dollar amounts in thousands			
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	20,000	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	6	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCFD3164	12,607,000	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	12,737,000	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCFDB026	26,000	2.b.
c. All other identifiable intangible assets	RCFD5507	466,000	2.c.
d. Total	RCFD0426	13,099,000	2.d.
3. Other real estate owned:			3.
a. Direct and indirect investments in real estate ventures	RCFD5372	61,000	3.a.
b. All other real estate owned:			3.b.
1. Construction, land development, and other land in domestic offices	RCON5508	77,000	3.b.1.
2. Farmland in domestic offices	RCON5509	1,000	3.b.2.
3. 1-4 family residential properties in domestic offices	RCON5510	210,000	3.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCON5511	3,000	3.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCON5512	52,000	3.b.5.
6. Foreclosed properties from "GNMA loans"	RCONC979	768,000	3.b.6.
7. In foreign offices	RCFN5513	0	3.b.7.
c. Total	RCFD2150	1,172,000	3.c.
4. Investments in unconsolidated subsidiaries and associated companies:			4.
a. Direct and indirect investments in real estate ventures	RCFD5374	5,000	4.a.
b. All other investments in unconsolidated subsidiaries and associated companies	RCFD5375	433,000	4.b.
c. Total	RCFD2130	438,000	4.c.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCFDF055	0	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	202,000	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCFDF060	39,163,000	5.b.1.a.
b. Over one year through three years	RCFDF061	322,000	5.b.1.b.
c. Over three years through five years	RCFDF062	130,000	5.b.1.c.
d. Over five years	RCFDF063	6,686,000	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCFDB571	38,829,000	5.b.2.
c. Total	RCFD3190	46,503,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	Yes	6.
7. Assets under the reporting bank's management in proprietary mutual funds and annuities	RCFDB570	0	7.

Dollar amounts in thousands			
8. Primary Internet Web site address of bank (home page), if any	TEXT4087	Click here for value	8.
9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?	RCFD4088	Yes	9.
10. Secured liabilities:			10.
a. Amount of "Federal funds purchased in domestic offices" that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	7,218,000	10.b.

(TEXT4087) http://www.wellsfargo.com

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual	
1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans in domestic offices:				1.a.
	RCONF172	RCONF174	RCONF176	
1. 1-4 family residential construction loans	205,000	183,000	433,000	1.a.1.
	RCONF173	RCONF175	RCONF177	
2. Other construction loans and all land development and other land loans	431,000	400,000	764,000	1.a.2.
	RCON3493	RCON3494	RCON3495	
b. Secured by farmland in domestic offices	20,000	1,000	58,000	1.b.
c. Secured by 1-4 family residential properties in domestic offices:				1.c.
	RCON5398	RCON5399	RCON5400	
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	897,000	204,000	1,113,000	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
	RCONC236	RCONC237	RCONC229	
a. Secured by first liens	976,000	9,609,000	540,000	1.c.2.a.
	RCONC238	RCONC239	RCONC230	
b. Secured by junior liens	285,000	90,000	236,000	1.c.2.b.
	RCON3499	RCON3500	RCON3501	
d. Secured by multifamily (5 or more) residential properties in domestic offices	14,000	4,000	77,000	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:				1.e.
	RCONF178	RCONF180	RCONF182	
1. Loans secured by owner-occupied nonfarm nonresidential properties	96,000	29,000	406,000	1.e.1.
	RCONF179	RCONF181	RCONF183	
2. Loans secured by other nonfarm nonresidential properties	247,000	153,000	294,000	1.e.2.
	RCFNB572	RCFNB573	RCFNB574	
f. In foreign offices	0	0	0	1.f.
2. Loans to depository institutions and acceptances of other banks:				2.
	RCFD5377	RCFD5378	RCFD5379	
a. To U.S. banks and other U.S. depository institutions	0	0	0	2.a.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual	
	RCFD5380	RCFD5381	RCFD5382	
b. To foreign banks	0	0	0	2.b.
	RCFD1594	RCFD1597	RCFD1583	
3. Loans to finance agricultural production and other loans to farmers.	47,000	37,000	46,000	3.
4. Commercial and industrial loans:				4.
	RCFD1251	RCFD1252	RCFD1253	
a. To U.S. addressees (domicile)	685,000	90,000	1,003,000	4.a.
	RCFD1254	RCFD1255	RCFD1256	
b. To non-U.S. addressees (domicile)	2,000	0	1,000	4.b.
5. Loans to individuals for household, family, and other personal expenditures:				5.
	RCFDB575	RCFDB576	RCFDB577	
a. Credit cards	547,000	607,000	0	5.a.
	RCFDB578	RCFDB579	RCFDB580	
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	1,054,000	396,000	155,000	5.b.
	RCFD5389	RCFD5390	RCFD5391	
6. Loans to foreign governments and official institutions	0	0	0	6.
	RCFD5459	RCFD5460	RCFD5461	
7. All other loans	73,000	4,000	72,000	7.
8. Lease financing receivables:				8.
	RCFDF166	RCFDF167	RCFDF168	
a. Leases to individuals for household, family, and other personal expenditures	0	0	0	8.a.
	RCFDF169	RCFDF170	RCFDF171	
b. All other leases	113,000	0	100,000	8.b.
	RCFD3505	RCFD3506	RCFD3507	
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	2,000	0	21,000	9.
	RCFD5612	RCFD5613	RCFD5614	
10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government	823,000	9,791,000	111,000	10.
	RCFD5615	RCFD5616	RCFD5617	
a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked "GNMA loans")	598,000	941,000	80,000	10.a.
	RCFDC866	RCFDC867	RCFDC868	
b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above	215,000	8,850,000	0	10.b.
1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):				M.1.
	RCONF661	RCONF662	RCONF663	
a. Loans secured by 1-4 family residential properties in domestic offices	346,000	443,000	278,000	M.1.a.
	RCFD1658	RCFD1659	RCFD1661	
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	0	0	112,000	M.1.b.
	RCFD6558	RCFD6559	RCFD6560	
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	125,000	14,000	86,000	M.2.
	RCFD1248	RCFD1249	RCFD1250	
3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	0	1,000	1,000	M.3.
4. Not applicable				M.4.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual	
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):				M.5.
	RCFDC240	RCFDC241	RCFDC226	
a. Loans and leases held for sale	370,000	243,000	164,000	M.5.a.
b. Loans measured at fair value:				M.5.b.
	RCFDF664	RCFDF665	RCFDF666	
1. Fair value	0	0	0	M.5.b.1.
	RCFDF667	RCFDF668	RCFDF669	
2. Unpaid principal balance	0	0	0	M.5.b.2.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more		
6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	0	M.6.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands			
7. Additions to nonaccrual assets during the quarter	RCFDC410	3,249,000	M.7.
8. Nonaccrual assets sold during the quarter	RCFDC411	6,000	M.8.

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands			
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	388,752,000	1.
2. Total allowable exclusions (including foreign deposits)	RCFDF237	69,197,000	2.
3. Total foreign deposits (included in item 2 above)	RCFNF234	67,801,000	3.
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF238	376,919,000	4.
5. Total daily average of allowable exclusions (including foreign deposits)	RCFDF239	60,766,000	5.
6. Total daily average of foreign deposits (included in item 5 above)	RCFNF235	59,561,000	6.
1. Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions:			M.1.
a. Deposit accounts (excluding retirement accounts) of $100,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $100,000 or less	RCONF049	155,771,000	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $100,000 or less	RCONF050	NR	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $100,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF051	159,250,000	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF052	397946	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	4,394,000	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	NR	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.

Dollar amounts in thousands			
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	140,000	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	398	M.1.d.2.
2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions	RCON5597	123,318,000	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			M.3.
a. Legal title	TEXTA545	NR	M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Noninterest-bearing transaction accounts (as defined in Part 370 of the FDIC's regulations) of more than $250,000 (see instructions):			M.4.
a. Amount of noninterest-bearing transaction accounts of more than $250,000 (including balances swept from noninterest-bearing transaction accounts to noninterest-bearing savings accounts)	RCONG167	42,605,000	M.4.a.
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONG168	30490	M.4.b.

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Dollar amounts in thousands			
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	43,362,000	1.a.
b. Closed-end junior liens	RCONF067	2,000	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	1,487,000	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	636,000	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	72,553,000	2.a.
b. Closed-end junior liens	RCONF069	1,000	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	834,000	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	499,000	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	103,600,000	3.a.
b. Closed-end junior liens	RCONF071	3,000	3.b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	1,749,000	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	1,062,000	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	23,818,000	4.a.
b. Closed-end junior liens	RCONF073	1,000	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	209,000	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	132,000	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	1,045,000	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	36,000	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	186,000	6.a.

Dollar amounts in thousands			
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	1,000	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

Schedule RC-Q - Financial Assets and Liabilities Measured at Fair Value

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDF243	RCFDF682	RCFDF690	RCFDF244	RCFDF245	
1. Loans and leases	22,784,000	0	0	20,437,000	2,347,000	1.
	RCFDF246	RCFDF683	RCFDF691	RCFDF247	RCFDF248	
2. Trading assets	11,401,000	11,767,000	543,000	22,364,000	261,000	2.
	RCFDF240	RCFDF684	RCFDF692	RCFDF241	RCFDF242	
a. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 2, above)	261,000	0	0	0	261,000	2.a.
	RCFDF249	RCFDF685	RCFDF693	RCFDF250	RCFDF251	
3. All other financial assets and servicing assets	12,194,000	0	0	0	12,194,000	3.
	RCFDF252	RCFDF686	RCFDF694	RCFDF253	RCFDF254	
4. Deposits	0	0	0	0	0	4.
	RCFDF255	RCFDF687	RCFDF695	RCFDF256	RCFDF257	
5. Trading liabilities	7,432,000	14,572,000	789,000	21,215,000	0	5.
	RCFDF258	RCFDF688	RCFDF696	RCFDF259	RCFDF260	
6. All other financial liabilities and servicing liabilities	0	0	0	0	0	6.
	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263	
7. Loan commitments (not accounted for as derivatives)	0	0	0	0	0	7.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands			
1. Total bank equity capital (from Schedule RC, item 27.a)	RCFD3210	45,096,000	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCFD8434	-2,826,000	2.
3. Net unrealized loss on available-for-sale equity securities	RCFDA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCFD4336	827,000	4.
5. Nonqualifying perpetual preferred stock	RCFDB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCFDB589	128,000	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCFDB590	11,447,000	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank's own creditworthiness	RCFDF264	0	7.b.
8. Subtotal	RCFDC227	35,776,000	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCFDB591	882,000	9.a.
b. Disallowed deferred tax assets	RCFD5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCFDB592	0	10.
11. Tier 1 capital	RCFD8274	34,894,000	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCFD5306	13,216,000	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCFDB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCFD5310	5,726,000	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCFD2221	0	15.
16. Other Tier 2 capital components	RCFDB594	0	16.
17. Tier 2 capital	RCFD5311	18,942,000	17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)	RCFD8275	18,942,000	18.
19. Tier 3 capital allocated for market risk	RCFD1395	0	19.
20. Deductions for total risk-based capital	RCFDB595	0	20.
21. Total risk-based capital	RCFD3792	53,836,000	21.
22. Average total assets (from Schedule RC-K, item 9)	RCFD3368	545,742,000	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCFDB590	11,447,000	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCFDB591	882,000	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCFD5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCFDB596	0	26.
27. Average total assets for leverage capital purposes	RCFDA224	533,413,000	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCFDC228	57,000	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCFDB503	114,000	28.b.
29. Adjustment to risk-weighted assets in item 62	RCFDB504	29,000	29.
30. Adjustment to average total assets in item 27	RCFDB505	124,000	30.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Percentage (Banks with Financial Subsidiaries)		(Column B) Percentage (All Banks)		
31. Tier 1 leverage ratio	RCFD7273	0.0653	RCFD7204	0.0654	31.
32. Tier 1 risk-based capital ratio	RCFD7274	0.0770	RCFD7206	0.0771	32.
33. Total risk-based capital ratio	RCFD7275	0.1187	RCFD7205	0.1189	33.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
	RCFD0010	RCFDC869	RCFDB600	RCFDB601		RCFDB602	
34. Cash and balances due from depository institutions	22,659,000	0	11,935,000	10,724,000		0	34.
	RCFD1754	RCFDB603	RCFDB604	RCFDB605	RCFDB606	RCFDB607	
35. Held-to-maturity securities	0	0	0	0	0	0	35.
	RCFD1773	RCFDB608	RCFDB609	RCFDB610	RCFDB611	RCFDB612	
36. Available-for-sale securities	102,802,000	-4,462,000	2,023,000	82,441,000	2,870,000	19,930,000	36.
	RCFDC225		RCFDC063	RCFDC064		RCFDB520	
37. Federal funds sold and securities purchased under agreements to resell	8,502,000		0	8,502,000		0	37.
	RCFD5369	RCFDB617	RCFDB618	RCFDB619	RCFDB620	RCFDB621	
38. Loans and leases held for sale	28,411,000	0	0	10,988,000	16,464,000	959,000	38.
	RCFDB528	RCFDB622	RCFDB623	RCFDB624	RCFDB625	RCFDB626	
39. Loans and leases, net of unearned income	332,448,000	0	0	21,402,000	29,236,000	281,810,000	39.
	RCFD3123	RCFD3123					
40. Allowance for loan and lease losses	10,240,000	10,240,000					40.
	RCFD3545	RCFDB627	RCFDB628	RCFDB629	RCFDB630	RCFDB631	
41. Trading assets	11,401,000	11,401,000	0	0	0	0	41.
	RCFDB639	RCFDB640	RCFDB641	RCFDB642	RCFDB643	RCFD5339	
42. All other assets	56,187,000	16,124,000	897,000	2,031,000	198,000	36,937,000	42.
	RCFD2170	RCFDB644	RCFD5320	RCFD5327	RCFD5334	RCFD5340	
43. Total assets	552,170,000	12,823,000	14,855,000	136,088,000	48,768,000	339,636,000	43.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
	RCFDB546	RCFDB547	RCFDB548	RCFDB581	RCFDB582	RCFDB583	
44. Financial standby letters of credit	11,374,000	11,374,000	0	2,005,000	0	9,369,000	44.
	RCFD3821	RCFDB650	RCFDB651	RCFDB652	RCFDB653	RCFDB654	
45. Performance standby letters of credit	6,386,000	3,193,000	0	156,000	0	3,037,000	45.
	RCFD3411	RCFDB655	RCFDB656	RCFDB657	RCFDB658	RCFDB659	
46. Commercial and similar letters of credit	286,000	57,200	0	0	0	57,200	46.

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
47. Risk participations in bankers acceptances acquired by the reporting institution	RCFD3429 0	RCFDB660 0	RCFDB661 0	RCFDB662 0		RCFDB663 0	47.
48. Securities lent	RCFD3433 319,000	RCFDB664 319,000	RCFDB665 0	RCFDB666 319,000	RCFDB667 0	RCFDB668 0	48.
49. Retained recourse on small business obligations sold with recourse	RCFDA250 0	RCFDB669 0	RCFDB670 0	RCFDB671 0	RCFDB672 0	RCFDB673 0	49.
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	RCFDB541 178,000	RCFDB542 1,497,000				RCFDB543 1,497,000	50.
51. All other financial assets sold with recourse	RCFDB675 1,154,000	RCFDB676 1,154,000	RCFDB677 0	RCFDB678 0	RCFDB679 0	RCFDB680 1,154,000	51.
52. All other off-balance sheet liabilities	RCFDB681 568,000	RCFDB682 568,000	RCFDB683 0	RCFDB684 220,000	RCFDB685 0	RCFDB686 348,000	52.
53. Unused commitments with an original maturity exceeding one year	RCFD3833 74,406,000	RCFDB687 37,203,000	RCFDB688 0	RCFDB689 24,000	RCFDB690 433,000	RCFDB691 36,746,000	53.
54. Derivative contracts		RCFDA167 43,524,000	RCFDB693 3,995,000	RCFDB694 29,334,000	RCFDB695 10,195,000		54.
55. Total assets, derivatives, and off-balance sheet items by risk weight category			RCFDB696 18,850,000	RCFDB697 168,146,000	RCFDB698 59,396,000	RCFDB699 391,844,200	55.
56. Risk weight factor							56.
57. Risk-weighted assets by risk weight category			RCFDB700 0	RCFDB701 33,629,200	RCFDB702 29,698,000	RCFDB703 391,844,200	57.
58. Market risk equivalent assets						RCFD1651 2,215,000	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						RCFDB704 457,386,400	59.
60. Excess allowance for loan and lease losses						RCFDA222 4,665,000	60.
61. Allocated transfer risk reserve						RCFD3128 0	61.
62. Total risk-weighted assets						RCFDA223 452,721,400	62.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands			
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCFD8764	34,552,000	M.1.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) With a remaining maturity of one year or less	(Column B) With a remaining maturity of over one year through five years	(Column C) With a remaining maturity of over five years	
2. Notional principal amounts of derivative contracts:				M.2.
	RCFD3809	RCFD8766	RCFD8767	
a. Interest rate contracts	924,197,000	366,267,000	181,112,000	M.2.a.
	RCFD3812	RCFD8769	RCFD8770	
b. Foreign exchange contracts	24,691,000	17,788,000	8,931,000	M.2.b.
	RCFD8771	RCFD8772	RCFD8773	
c. Gold contracts	0	0	0	M.2.c.
	RCFD8774	RCFD8775	RCFD8776	
d. Other precious metals contracts	0	0	0	M.2.d.
	RCFD8777	RCFD8778	RCFD8779	
e. Other commodity contracts	6,974,000	8,131,000	276,000	M.2.e.
	RCFDA000	RCFDA001	RCFDA002	
f. Equity derivative contracts	3,954,000	7,452,000	705,000	M.2.f.
g. Credit derivative contracts:				M.2.g.
	RCFDC980	RCFDC981	RCFDC982	
1. Investment grade	96,000	724,000	347,000	M.2.g.1.
	RCFDC983	RCFDC984	RCFDC985	
2. Subinvestment grade	71,000	356,000	38,000	M.2.g.2.

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705 265,375,000	RCFDB706 0	RCFDB707 0	RCFDB708 0	RCFDB709 99,000	RCFDB710 0	RCFDB711 31,589,000	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCFDB712 0	RCFDB713 0	RCFDB714 0	RCFDB715 0	RCFDB716 0	RCFDB717 0	RCFDB718 0	2.a.
b. Subordinated securities and other residual interests	RCFDC393 191,000	RCFDC394 0	RCFDC395 0	RCFDC396 0	RCFDC397 0	RCFDC398 0	RCFDC399 0	2.b.
c. Standby letters of credit and other enhancements	RCFDC400 0	RCFDC401 0	RCFDC402 0	RCFDC403 0	RCFDC404 0	RCFDC405 0	RCFDC406 0	2.c.
3. Reporting bank's unused commitments to provide liquidity to structures reported in item 1	RCFDB726 0	RCFDB727 0	RCFDB728 0	RCFDB729 0	RCFDB730 0	RCFDB731 0	RCFDB732 0	3.
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCFDB733 10,758,000	RCFDB734 0	RCFDB735 0	RCFDB736 0	RCFDB737 4,000	RCFDB738 0	RCFDB739 356,000	4.a.
b. 90 days or more past due	RCFDB740 11,119,000	RCFDB741 0	RCFDB742 0	RCFDB743 0	RCFDB744 6,000	RCFDB745 0	RCFDB746 376,000	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747 199,000	RIADB748 0	RIADB749 0	RIADB750 0	RIADB751 0	RIADB752 0	RIADB753 4,000	5.a.
b. Recoveries	RIADB754 0	RIADB755 0	RIADB756 0	RIADB757 0	RIADB758 0	RIADB759 0	RIADB760 3,000	5.b.
6. Amount of ownership (or seller's) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCFDB761 0	RCFDB762 0			RCFDB763 0		6.a.

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
b. Loans (included in Schedule RC-C)		RCFDB500 0	RCFDB501 0			RCFDB502 0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
a. 30-89 days past due		RCFDB764 0	RCFDB765 0			RCFDB766 0		7.a.
b. 90 days or more past due		RCFDB767 0	RCFDB768 0			RCFDB769 0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
a. Charge-offs		RIADB770 0	RIADB771 0			RIADB772 0		8.a.
b. Recoveries		RIADB773 0	RIADB774 0			RIADB775 0		8.b.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCFDB776 0	RCFDB777 0	RCFDB778 0	RCFDB779 0	RCFDB780 0	RCFDB781 0	RCFDB782 0	9.
10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures	RCFDB783 0	RCFDB784 0	RCFDB785 0	RCFDB786 0	RCFDB787 0	RCFDB788 0	RCFDB789 0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCFDB790 612,000	RCFDB791 0	RCFDB792 0	RCFDB793 0	RCFDB794 0	RCFDB795 0	RCFDB796 1,719,000	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCFDB797 612,000	RCFDB798 0	RCFDB799 0	RCFDB800 0	RCFDB801 0	RCFDB802 0	RCFDB803 540,000	12.

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands			
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCFDA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCFDA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	618,000	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	1,381,429,000	M.2.b.
c. Other financial assets (includes home equity lines)	RCFDA591	178,262,000	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	39,045,000	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCFDC407	0	M.4.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands			
1. Does the institution have fiduciary powers?	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule?	RCFDB867	Yes	3.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts	
	RCFDB868	RCFDB869	RCFDB870	RCFDB871	
4. Personal trust and agency accounts	24,443,000	2,477,000	29421	933	4.
5. Retirement related trust and agency accounts:					5.
	RCFDB872	RCFDB873	RCFDB874	RCFDB875	
a. Employee benefit - defined contribution	520,000	44,172,000	325	8107	5.a.
	RCFDB876	RCFDB877	RCFDB878	RCFDB879	
b. Employee benefit - defined benefit	8,846,000	30,016,000	323	1456	5.b.
	RCFDB880	RCFDB881	RCFDB882	RCFDB883	
c. Other retirement accounts	2,382,000	227,000	6121	515	5.c.
	RCFDB884	RCFDB885	RCFDC001	RCFDC002	
6. Corporate trust and agency accounts	755,000	347,896,000	86	65783	6.
	RCFDB886		RCFDB888		
7. Investment management agency accounts	29,335,000		22693		7.
	RCFDB890	RCFDB891	RCFDB892	RCFDB893	
8. Other fiduciary accounts	3,810,000	32,215,000	1441	189733	8.
	RCFDB894	RCFDB895	RCFDB896	RCFDB897	
9. Total fiduciary accounts	70,091,000	457,003,000	60410	266527	9.
		RCFDB898		RCFDB899	
10. Custody and safekeeping accounts		546,707,000		12079	10.
	RCFNB900	RCFNB901	RCFNB902	RCFNB903	
11. Fiduciary accounts held in foreign offices (included in items 9 and 10)	0	0	0	0	11.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands			
12. Personal trust and agency accounts	RIADB904	58,000	12.
13. Retirement related trust and agency accounts:			13.
a. Employee benefit - defined contribution	RIADB905	8,000	13.a.
b. Employee benefit - defined benefit	RIADB906	6,000	13.b.
c. Other retirement accounts	RIADB907	10,000	13.c.
14. Corporate trust and agency accounts	RIADA479	57,000	14.
15. Investment management agency accounts	RIADB908	43,000	15.
16. Other fiduciary accounts	RIADA480	5,000	16.
17. Custody and safekeeping accounts	RIADB909	38,000	17.
18. Other fiduciary and related services income	RIADB910	0	18.
19. Total gross fiduciary and related services income	RIAD4070	225,000	19.
a. Fiduciary and related services income - foreign offices (included in item 19)	RIADB912	0	19.a.
20. Expenses	RIADC058	NR	20.
21. Net losses from fiduciary and related services	RIADA488	NR	21.
22. Intracompany income credits for fiduciary and related services	RIADB911	NR	22.
23. Net fiduciary and related services income	RIADA491	NR	23.
1. Managed assets held in personal trust and agency accounts:			M.1.
a. Noninterest-bearing deposits	RCFDB913	NR	M.1.a.
b. Interest-bearing deposits	RCFDB914	NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDB915	NR	M.1.c.
d. State, county and municipal obligations	RCFDB916	NR	M.1.d.
e. Money market mutual funds	RCFDB917	NR	M.1.e.
f. Other short-term obligations	RCFDB918	NR	M.1.f.
g. Other notes and bonds	RCFDB919	NR	M.1.g.
h. Common and preferred stocks	RCFDB920	NR	M.1.h.
i. Real estate mortgages	RCFDB921	NR	M.1.i.
j. Real estate	RCFDB922	NR	M.1.j.
k. Miscellaneous assets	RCFDB923	NR	M.1.k.
l. Total managed assets held in personal trust and agency accounts	RCFDB868	24,443,000	M.1.l.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding		
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCFDB927	NR	RCFDB928	NR	M.2.a.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	NR			M.2.b.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets		
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCFDB931	NR	RCFDB932	NR	M.3.a.
b. International/Global equity	RCFDB933	NR	RCFDB934	NR	M.3.b.
c. Stock/Bond blend	RCFDB935	NR	RCFDB936	NR	M.3.c.
d. Taxable bond	RCFDB937	NR	RCFDB938	NR	M.3.d.
e. Municipal bond	RCFDB939	NR	RCFDB940	NR	M.3.e.

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets		
f. Short term investments/Money market	RCFDB941	NR	RCFDB942	NR	M.3.f.
g. Specialty/Other	RCFDB943	NR	RCFDB944	NR	M.3.g.
h. Total collective investment funds	RCFDB945	NR	RCFDB946	NR	M.3.h.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts	(Column B) Gross Losses Non-Managed Accounts	(Column C) Recoveries	
4. Fiduciary settlements, surcharges, and other losses:				M.4.
	RIADB947	RIADB948	RIADB949	
a. Personal trust and agency accounts	NR	NR	NR	M.4.a.
	RIADB950	RIADB951	RIADB952	
b. Retirement related trust and agency accounts	NR	NR	NR	M.4.b.
	RIADB953	RIADB954	RIADB955	
c. Investment management agency accounts	NR	NR	NR	M.4.c.
	RIADB956	RIADB957	RIADB958	
d. Other fiduciary accounts and related services	NR	NR	NR	M.4.d.
	RIADB959	RIADB960	RIADB961	
e. Total fiduciary settlements, surcharges, and other losses	NR	NR	NR	M.4.e.

General Instructions

Dollar amounts in thousands		
1. Who Must Report on What Forms		1.
a. Close of Business		1.a.
b. Frequency of Reporting		1.b.
c. Differences in Detail of Reports		1.c.
d. Shifts in Reporting Status		1.d.
2. Organization of the Instruction Books		2.
3. Preparation of the Reports		3.
4. Signatures		4.
a. Officer Declaration		4.a.
b. Director Attestation		4.b.
5. Submission of the Reports		5.
a. Submission Date		5.a.
b. Amended Reports		5.b.
6. Retention of Reports		6.
7. Scope of the "Consolidated Bank" Required to be Reported in the Submitted Reports		7.
a. Exclusions from the Coverage of the Consolidated Report		7.a.
8. Rules of Consolidation		8.
9. Reporting by Type of Office (For banks with foreign offices)		9.
10. Publication Requirements for the Report of Condition		10.
11. Release of Individual Bank Reports		11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements		12.
13. Accrual Basis Reporting		13.
14. Miscellaneous General Instructions		14.

Dollar amounts in thousands		
a. Rounding		14.a.
b. Negative Entries		14.b.
c. Verification		14.c.
d. Transactions Occurring Near the End of a Reporting Period		14.d.
15. Separate Branch Reports		15.

Glossary

Dollar amounts in thousands		
1. Glossary		1.
2. Acceptances		2.
3. Accounting Changes		3.
4. Accounting Errors, Corrections of		4.
5. Accounting Estimates, Changes in		5.
6. Accounting Principles, Changes in		6.
7. Accrued Interest Receivable Related to Credit Card Securitizations		7.
8. Acquisition, Development, or Construction (ADC) Arrangements		8.
9. Agreement Corporation		9.
10. Allowance for Loan and Lease Losses		10.
11. Applicable Income Taxes		11.
12. Associated Company		12.
13. ATS Account		13.
14. Bankers Acceptances		14.
a. Bank-Owned Life Insurance		14.a.
15. Banks, U.S. and Foreign		15.
16. Banks in Foreign Countries		16.
17. Bill-of-Lading Draft		17.
18. Borrowings and Deposits in Foreign Offices		18.
19. Brokered Deposits		19.
20. Broker's Security Draft		20.
21. Business Combinations		21.
22. Call Option		22.
23. Capitalization of Interest Costs		23.
24. Carrybacks and Carryforwards		24.
25. Cash Management Arrangements		25.
26. Certificate of Deposit		26.
27. Changes in Accounting Estimates		27.
28. Changes in Accounting Principles		28.
29. Clearing Accounts		29.
30. Commercial Banks in the U.S.		30.
31. Commercial Letter of Credit		31.
32. Commercial Paper		32.
33. Commodity or Bill-of-Lading Draft		33.
34. Common Stock of Unconsolidated Subsidaries, Investments in		34.
35. Continuing Contract		35.
36. Corporate Joint Venture		36.
37. Corrections of Accounting Errors		37.
38. Coupon Stripping, Treasury Receipts, and STRIPS		38.
39. Custody Account		39.
40. Dealer Reserve Account		40.
a. Deferred Compensation Agreements		40.a.

Dollar amounts in thousands		
41. Deferred Income Taxes	[redacted]	41.
42. Demand Deposits	[redacted]	42.
43. Depository Institutions in the U.S.	[redacted]	43.
44. Deposits	[redacted]	44.
45. Derivative Contracts	[redacted]	45.
a. Discounts	[redacted]	45.a.
46. Dividends	[redacted]	46.
47. Domestic Office	[redacted]	47.
48. Domicile	[redacted]	48.
49. Due Bills	[redacted]	49.
50. Edge and Agreement Corporation	[redacted]	50.
a. Equity-Indexed Certificates of Deposit	[redacted]	50.a.
51. Equity Method of Accounting	[redacted]	51.
52. Extinguishments of Liabilities	[redacted]	52.
53. Extraordinary Items	[redacted]	53.
54. Fails	[redacted]	54.
a. Fair Value	[redacted]	54.a.
55. Federal Funds Transactions	[redacted]	55.
56. Federally-Sponsored Lending Agency	[redacted]	56.
57. Fees, Loan	[redacted]	57.
58. Foreclosed Assets	[redacted]	58.
59. Foreign Banks	[redacted]	59.
60. Foreign Currency Transactions and Translation	[redacted]	60.
61. Foreign Debt Exchange Transactions	[redacted]	61.
62. Foreign Governments and Official Institutions	[redacted]	62.
63. Foreign Office	[redacted]	63.
64. Forward Contracts	[redacted]	64.
65. Functional Currency	[redacted]	65.
66. Futures Contracts	[redacted]	66.
67. Goodwill	[redacted]	67.
68. Hypothecated Deposit	[redacted]	68.
69. IBF	[redacted]	69.
70. Income Taxes	[redacted]	70.
71. Intangible Assets	[redacted]	71.
72. Interest-Bearing Account	[redacted]	72.
73. Interest Capitalization	[redacted]	73.
74. Interest Rate Swaps	[redacted]	74.
75. Internal-Use Computer Software	[redacted]	75.
76. International Banking Facility (IBF)	[redacted]	76.
77. Interoffice Accounts	[redacted]	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	[redacted]	78.
79. Joint Venture	[redacted]	79.
80. Lease Accounting	[redacted]	80.
81. Letter of Credit	[redacted]	81.
82. Limited-Life Preferred Stock	[redacted]	82.
83. Loan	[redacted]	83.
84. Loan Fees	[redacted]	84.
85. Loan Impairment	[redacted]	85.
86. Loan Secured by Real Estate	[redacted]	86.
87. Loss Contingencies	[redacted]	87.
88. Majority-Owned Subsidiary	[redacted]	88.

Dollar amounts in thousands		
89. Mandatory Convertible Debt		89.
91. Mergers		91.
92. Money Market Deposit Account (MMDA)		92.
93. Nonaccrual Status		93.
94. Noninterest-Bearing Account		94.
95. Nontransaction Account		95.
96. NOW Account		96.
97. Offsetting		97.
98. One-Day Transaction		98.
99. Option		99.
100. Organization Costs		100.
101. Other Depository Institutions in the U.S.		101.
102. Other Real Estate Owned		102.
103. Overdraft		103.
104. Participations		104.
105. Participations in Acceptances		105.
106. Participations in Pools of Securities		106.
107. Pass-through Reserve Balances		107.
108. Perpetual Preferred Stock		108.
109. Placements and Takings		109.
110. Pooling of Interests		110.
111. Preauthorized Transfer Account		111.
112. Preferred Stock		112.
113. Premiums and Discounts		113.
114. Purchase Acquisition		114.
a. Purchased Impaired Loans and Debt Securities		114.a.
115. Put Option		115.
116. Real Estate ADC Arrangements		116.
117. Real Estate, Loan Secured By		117.
118. Reciprocal Balances		118.
119. Renegotiated Troubled Debt		119.
120. Reorganizations		120.
121. Repurchase/Resale Agreements		121.
122. Reserve Balances, Pass-through		122.
123. Retail Sweep Arrangements		123.
124. Sales of Assets for Risk-Based Capital Purposes		124.
125. Savings Deposits		125.
126. Securities Activities		126.
127. Securities Borrowing/Lending Transactions		127.
128. Securities, Participations in Pools of		128.
129. Servicing Assets and Liabilities		129.
130. Settlement Date Accounting		130.
131. Shell Branches		131.
132. Short Position		132.
133. Significant Subsidiary		133.
134. Standby Letter of Credit		134.
135. Start-Up Activities		135.
136. STRIPS		136.
137. Subordinated Notes and Debentures		137.
138. Subsidiaries		138.
139. Suspense Accounts		139.

Dollar amounts in thousands			
140. Syndications			140.
141. Telephone Transfer Account			141.
142. Term Federal Funds			142.
143. Time Deposits			143.
144. Trade Date and Settlement Date Accounting			144.
145. Trading Account			145.
146. Transction Account			146.
147. Transfers of Financial Assets			147.
148. Traveler's Letter of Credit			148.
149. Treasury Receipts			149.
150. Treasury Stock			150.
151. Troubled Debt Restructurings			151.
152. Trust Preferred Securities			152.
153. U.S. Banks			153.
154. U.S. Territories and Possessions			154.
155. Valuation Allowance			155.
156. When-Issued Securities Transactions			156.